LOAN AGREEMENT


     THIS LOAN AGREEMENT is made and entered into on this 21st day of December, 1995, by and between FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank") and ELMER'S RESTAURANTS, INC., an Oregon corporation ("Borrower").

                                    RECITALS

     A. Borrower is the owner of the Real Property (as defined below).

     B. Borrower desires to borrow One Million Three Hundred Seventy-two Thousand Five Hundred and 00/100 Dollars ($1,372,500.00) to refinance restaurants located in Snohomish County and Pierce County, Washington. Bank is willing to loan Borrower the sum of One Million Three Hundred Seventy-two Thousand Five Hundred and 00/100 Dollars ($1,372,500.00) on the terms and conditions set forth in this Agreement, and not otherwise.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, Bank and Borrower agree as follows.

     SECTION 1. DEFINITIONS

     1.1 Definitions. For the purposes of this Agreement each of the following terms shall have the meaning specified with respect thereto unless a different meaning clearly appears from the context:

          "Adjacent Property" shall mean any real property which is within 1,000 feet of any border of the Real Property.

          "Agreement" shall mean this Loan Agreement, together with any amendments or supplements to it.

          "Assignment of Leases, Rents and Agreements" shall mean the assignment, whether pursuant to the Trust Deed or otherwise, whereby Borrower assigns to Bank as additional security for payment of the Loan and for payment and performance of Borrower's and Guarantor's obligations under the Note, Loan Agreement, Guaranty, and other Loan Documents, all of Borrower's rights under any and all Leases and other agreements now or in the future entered into with respect to the Real Property, and all rents, issues, profits, revenues and income due and to become due from the Real Property.

          "Bank" shall mean First Interstate Bank of Oregon, N.A.

          "Banking Business Day" shall mean any weekday Bank is open for business in Portland, Oregon.

          "Bankruptcy Code" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. 101, et seq.

          "Borrower" shall mean Elmer's Restaurants, Inc., an Oregon corporation.

          "Closing Date" shall mean the date of the Note.

          "Collateral" shall mean (a) all of the Real Property, FF&E, accounts, leases, intangibles and other interests of Borrower which are subject to the lien and security interest of the Trust Deed; (b) all rights of Borrower assigned as additional security pursuant to the terms of the and Assignment of Leases, Rents and Agreements; and (c) any and all other real or personal property (including but not limited to intangible rights, interests or benefits inuring to

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or in favor of Borrower) which are now or in the future in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Bank to secure repayment of the Loan.

          "Disabilities Laws" shall mean all applicable federal, state, and local laws and regulations related to usability of and accessibility to the property by people with disabilities. The term "Disabilities Laws" includes, but is not limited to, the Fair Housing Amendments Act of 1988 and the Americans with Disabilities Act of 1990 and all regulations adopted thereunder.

          "Environmental Laws" shall mean any present or future local, municipal, state or federal law, rule, order, regulation or restriction relating to environmental protection and pollution control (including but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended by the Superfund Amendment and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, the Toxic Substances Control Act, and the Federal Insecticide, Fungicide and Rodenticide Act and any similar federal or state statutes and regulations), land use and zoning, energy and industrial facilities siting, or occupational health and safety.

          "Event of Default" shall mean any Event of Default as provided in
Section 6.1 hereof.

          "FF&E" shall mean any furnishings, fixtures and equipment now owned or hereafter acquired which either have been installed or are to be installed and used in connection with the operation of the Premises or which are or shall be located on the Premises, including but not limited to those furnishings, fixtures and equipment which have been purchased or leased or are to be purchased or leased by Borrower.

          "Financing Statements" shall mean the Uniform Commercial Code financing statements required to be filed with (a) the Office of the Secretary of State of Washington and (b) the Office of the Recorder of Snohomish County and Pierce County, Washington, in order to perfect the security interests in personal property granted to Bank under the Trust Deed and other Loan Documents in accordance with the requirements of the Uniform Commercial Code as adopted in Washington.

          "GAAP" shall mean generally accepted accounting principles consistently applied.

          "Governmental Authority" or "Governmental Authorities" shall mean any federal, state, regional, county or municipal governmental agency, board, commission, officer or official whose consent or approval is required or whose regulations must be followed as a prerequisite to (a) the continued operation and occupancy of the Premises, or (b) the performance of any act or obligation or the observance of any agreement, provision or condition of whatever nature contained in this Agreement or the Loan Documents.

          "Guarantor" means any Person who, to induce Bank to make the Loan to Borrower, guarantees the Loan by executing the Guaranty, or any other guaranty of any aspect of the Loan.

          "Guaranty" means the Continuing Unconditional Guaranty executed by Elmer's Pancake & Steakhouse, Inc., an Oregon corporation and Annko, Inc., an Oregon corporation to induce Bank to make the Loan to Borrower, together with any other guaranty now or in the future executed by any Guarantor and together with any amendments to any such guaranty.

          "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes or materials, any pollutants or contaminants (including, without limitation, petroleum products or crude oil or any fraction thereof, asbestos and raw materials which include hazardous constituents), or other similar substances, or materials which are included now or in the future under or regulated by any Environmental Law.


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          "Lease(s)" shall mean any present or future lease of all or any portion of the Premises, together with all monies due and to become due under any such leases.

          "Loan" shall mean the Bank's loan of funds to Borrower in an amount and on the terms and conditions set forth in this Agreement and other Loan Documents, the terms of repayment of which are more particularly described in the Note and any extensions, renewals or modifications of the Loan. The term "Loan" also includes but is not limited to any amounts required to be paid to Bank by Borrower under this Agreement or other Loan Documents.

          "Loan Documents" shall mean this Agreement; the Note; the Trust Deed; Assignment of Leases, Rents and Agreements; Financing Statements; and all other instruments and agreements required to be executed in connection with the Loan, and any amendments or supplements to any such documents.

          "Loan Fee" shall mean a nonrefundable loan fee in the amount of $10,293.75 which Borrower shall pay to Bank on the Closing Date.

          "Note" shall mean the promissory note, of even date, executed by Borrower, in the original principal amount of One Million Three Hundred Seventy-two Thousand Five Hundred and 00/100 Dollars ($1,372,500.00), payable to the order of Bank, together with any renewals or extensions of it and together with any amendments or supplements to it.

          "Permitted Encumbrances" shall mean, at any particular time, (a) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (b) liens created or contemplated by the Loan Documents, and
(c) the liens, encumbrances and restrictions on the Real Property, FF&E and existing improvements which are otherwise approved in writing by Bank.

          "Person" means any individual, firm, corporation, trust, association, partnership, limited liability company, joint venture, tribunal or other entity.

          "Policies of Insurance" shall mean the insurance to be obtained and maintained by Borrower as provided by the following Section 5.1(a) of this Agreement.

          "Premises" shall mean the Real Property, the FF&E or other property, both personal and real which now are or in the future are situate upon the Real Property.

          "Prime Rate" shall mean Bank's publicly announced prime rate of interest in effect from time to time. The Prime Rate is a base rate used to price some loans. It may not be the lowest rate at which the Bank makes any loan. Each change in the interest rate shall be effective on the date of each announced change in Bank's Prime Rate.

          "Real Property" shall mean the real property described on Exhibit A, attached to this Agreement and by this reference incorporated herein and made a part of it, together with all buildings, structures and other Improvements situate or to be situated thereon.

          "Title Insurance Company" shall mean Chicago Title Insurance Company and its issuing agent Ticor Title Insurance Company, together with such reinsurers with direct access as are requested by Bank or other title insurance company or companies as may be acceptable to Bank.

          "Title Insurance Policy" shall mean the ALTA Extended Coverage Lenders Policy of Title Insurance to be issued on the Closing Date by Title Insurance Company in the amount of One Million Three Hundred Seventy-two Thousand Five Hundred and 00/100 Dollars ($1,372,500.00) for the properties located in Snohomish County and Pierce County, Washington, insuring Bank that each Trust Deed is a first lien on the Premises without exception as to the condition of title or priority other than Permitted Encumbrances, together with such

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endorsements as Bank, in its sole discretion, may require and subject only to such exceptions as are acceptable to Bank.

          "Trust Deed" shall mean the two Commercial Deeds of Trust executed by Borrower as Grantor and naming Title Insurance Company as Trustee and Bank as Beneficiary and given for the purpose of securing payment of the Loan and performance of the terms of the Note, this Agreement, and other Loan Documents, together with any amendments or supplements to it.

     1.2 Other Definitions. Capitalized terms which are not defined above but are defined elsewhere in this Agreement shall have the same meanings given them in such provisions of this Agreement. Capitalized terms which are not defined in this Agreement and are defined in the Trust Deed shall have the same meanings as are given them in the Trust Deed.

     SECTION 2. LOAN

     2.1 Amount, Interest and Term of Loan. Loan shall be a non-revolving Loan and shall be in the principal sum of One Million Three Hundred Seventy-two Thousand Five Hundred and 00/100 Dollars ($1,372,500.00) and shall bear interest on so much thereof as shall be advanced pursuant to the terms of the Note, and the following provisions of this Agreement. The Loan shall mature on the date specified in the Note.

     2.2 The proceeds of Loan will be applied as follows:

          (a) To the payment of principal and interest due under the existing Note(s) for the restaurants located in Snohomish County and Pierce County Washington; and

          (b) To the payment of the expenses and the Loan Fee described in this Agreement; and

          (c) To the payment of such other costs and expenses incurred or to be incurred in connection with the Premises as Bank may approve. Disbursements for such costs and expenses shall be made in accordance with this Agreement and the other Loan Documents and such other terms and conditions as Bank in its sole discretion may require.

     SECTION 3. REPRESENTATIONS AND WARRANTIES BY BORROWER.

     Borrower represents and warrants to Bank that:

     3.1 Organization and Standing of Borrower. Borrower is a corporation and is duly organized and validly existing and in good standing under the laws of the State of Oregon and has all powers and authorization necessary to enable it to execute and comply with the terms of the Loan Documents. No additional action of Borrower is requisite to such authorization.

     3.2 Title to Real Property. Borrower has on Closing Date good and marketable title to the Real Property, free and clear of all defects, liens and encumbrances, except for Permitted Encumbrances.

     3.3 No Hazardous Waste. To the best of Borrower's knowledge, after due inquiry and investigation, except for over-the-counter items used in normal amounts by Borrower in the ordinary course of business, none of the Real Property or Adjacent Property (a) has ever been used by previous owners and/or operators or by Borrower to generate, manufacture, refine, transport, treat, store, handle or dispose of any Hazardous Substances, and Borrower does not intend to use any of its real property, including, but not limited to, the Real Property, for any such purposes, and (b) has ever contained any Hazardous Substance whether used in construction or stored on the Real Property or Adjacent Property. In addition, Borrower has no knowledge of any action, citation, directive, letter or other communication, written or oral, from any Person, or Governmental Authority concerning any intentional or unintentional action or

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omission on Borrower's part which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous
Substances.

     3.4 Litigation. Except as disclosed in writing to Bank, there is no litigation, claim, action, suit or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the Real Property in any court, or before or by any Governmental Authority which might materially and adversely affect the financial condition or operations of Borrower and its Subsidiaries, taken as a whole, or impair the ability of Borrower or such Subsidiary to perform its obligations hereunder, or under the Note, any of the Loan Documents, or instrument or agreement required hereunder or which would result in the imposition of any lien, charge or encumbrance on any property of Borrower or such Subsidiary in an amount greater than One Hundred Thousand and 00/100 dollars ($100,000.00).

     3.5 Compliance by Borrower with Other Instruments. Borrower is not in violation of or in default with respect to any term, provision, or condition of any trust deed, mortgage, indenture, security instrument, contract, agreement or other instrument applicable to Borrower, or by which Borrower is bound, and the execution, delivery, and performance of and compliance with the Loan Documents will not result in any such violation or be in conflict with or constitute a default under any such term, provision or condition, or result in the creation of any mortgage, lien or charge on any of Borrower's properties or assets not contemplated by any of the Loan Documents if such default or violation would result in Borrower's liability in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00). There is no term or provision of any trust deed, mortgage, indenture, security instrument, contract, agreement or other instrument applicable to Borrower or by which Borrower is bound which materially adversely affects the business or prospects or condition (financial or other) of Borrower or any of Borrower's properties or assets.

     3.6 Compliance with Law; Governmental Authorization. The consummation and performance of each and all of the transactions contemplated by the Loan Documents will not conflict with or result in a breach of any law, statute, ordinance, regulation, order, writ, injunction or decree of any court or Governmental Authority including but not limited to Environmental Laws or Disabilities Laws.

     3.7 Financial Statements. Any tax returns and financial statements delivered to Bank by Borrower are complete and correct in all material respects (subject, in the case of interim statements, to year-end adjustments) and fairly present the respective financial condition of the subjects thereof as of the respective dates thereof. No materially adverse change has occurred in Borrower's financial condition reflected as of March 31, 1995.

     3.8 Rent Rolls and Operating Statements. Any rent rolls and operating statements delivered to Bank by Borrower are complete and correct in all material respects.

     3.9 Utility Services. All utility services necessary and adequate for the operation of the Premises are available at the boundaries of the Real Property, including, but not limited to, water, storm and sanitary sewer facilities, electricity, natural gas, if applicable, and telephone facilities.

     3.10 Access. Real Property is contiguous to publicly dedicated streets, roads or highways. Vehicular access from Real Property is permitted to any such publicly dedicated streets, roads or highways.

     SECTION 4. CONDITIONS OF THE BANK'S OBLIGATION.

     4.1 Conditions Precedent to Loan. Bank's obligation to make the Loan is subject to the fulfillment to Bank's satisfaction prior to the Closing Date of each and every one of the following conditions precedent:

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          (a) Proceedings and Documents. All proceedings taken by Borrower in connection with Loan shall be in form and substance satisfactory to Bank and its counsel, and Bank shall have received from Borrower (a) executed original Loan Documents; (b) properly certified resolutions, duly authorizing the execution and delivery of the Loan Documents, and the consummation of the transaction contemplated thereby, (c) such authorizations and other documents as Bank in its sole discretion may require, and (d) such authenticated copies of any other documents as Bank may reasonably request.

          (b) No Default or Event of Default. There shall exist no conditions which would constitute an Event of Default or which, after notice or lapse of time, or both, would constitute an Event of Default.

          (c) Environmental Questionnaire. Borrower shall have provided to Bank a completed environmental questionnaire.

          (d) Environmental Transaction Screen. Borrower shall provide to Bank at Borrowers expense an environmental transaction screen satisfactory to Bank in Bank's sole discretion prepared to the standards of American Facility for Testing and Materials. Any exceptions noted in the report shall be promptly remedied by Borrower at Borrower's expense with satisfactory evidence or certification acceptable to Bank provided to Bank prior to closing.

          (e) Legal Description. Borrower shall have furnished to Bank for its approval a complete legal description of the Real Property. The Real Property must be assessed and taxed as an independent parcel.

          (f) Title Insurance. Borrower shall have delivered to Bank the Title Insurance Policy or the commitment from the Title Insurance Company to issue the Title Insurance Policy in form and substance acceptable to Bank.

          (g) Insurance. Borrower shall have in force and shall have delivered to Bank the Policies of Insurance required by Section 5.1(a) of this Agreement and by the Trust Deed.

          (h) Appraisal. Bank shall have received an appraisal report ordered by the Bank on the Real Property from an appraiser selected by Bank but at Borrower expense. The appraisal, including without limitation the value and the valuation process, shall conform to the Uniform Standards of Professional Appraisal Practice (USPAP) and must otherwise be in form and substance satisfactory to Bank, in its sole discretion.

          (i) Survey. If so required by the Title Insurance Company, Borrower shall have furnished to Bank a survey of recent date, prepared and certified as correct by a registered surveyor satisfactory to Bank, together with a certification by such surveyor that the Premises lie wholly within the boundaries of the Real Property without encroachment or violation of any zoning ordinances, building regulations or setback requirements. Such survey shall include the legal description of the Real Property, and shall disclose (1) the location of the perimeter of the Real Property by courses and distances, (2) all easements and rights-of-way, whether above or underground, (3) the location of the Premises, (4) the lines of the streets abutting the Real Property and the width thereof, (5) encroachments, if any, and the extent thereof in feet and inches upon the Real Property, (6) the relation of the Premises by distance to the perimeter of the Real Property, the established building lines and the street lines and (7) access and roadways.

          (j) Financial Statements. Borrower and, upon Bank's request, all tenants who have executed Leases) shall have provided Bank with the latest tax returns complete with all schedules, including applicable K-1 statements, and current signed financial statements prior to closing.

          (k) Payment of Fees and Expenses. Borrower shall have paid to Bank on the Closing Date the Loan Fee specified in Section 5.1(i) of this Agreement and other expenses as

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may be due and payable and any other fees, including but not limited to attorney fees and other expenses due to Bank.

     SECTION 5. BORROWER'S COVENANTS.

     5.1 Borrower's Covenants. Borrower covenants and agrees with Bank as follows:

          (a) Insurance. Borrower shall at all times maintain for itself such insurance against loss or damage to its tangible property of the kinds customarily insured against by corporations similarly situated, with reputable companies or with the United States government or any agency or instrumentality thereof, in such amounts and by such methods as is customary by corporations similarly situated, and as to all such insurance covering inventory and equipment in which Bank has a security interest with loss payable endorsement (BFU 438) in favor of Bank if form reasonably satisfactory to Bank, and will at all times maintain or cause to be maintained in full force and effect, with reputable companies and in such amounts and by such methods as is customary by corporations similarly situated, public liability insurance against loss or damage to it for bodily injury or death in or about any premises occupied by it, and liability insurance against loss or damage to it for bodily injury or death or injury to property occurring by reason of the operation by it of any motor vehicle or other equipment. All such policies of insurance shall contain a provision that the same shall not be canceled nor the coverage modified nor the limits changed without first giving thirty (30) days written notice thereof to Bank and that no act or default of Borrower or any other person shall affect the right of Bank to recover under any such policy or policies in the case of loss or damage; and a certificate of insurance shall be provided to Bank by mail, addressed to Bank.

          (b) Damage or Destruction. If any portion of the Collateral is damaged or destroyed by flood, earthquake, fire, wind, other acts of God, by Borrower, any other Persons, or by any other means, then, unless Borrower is in default or in violation of any term or provision of the Loan Documents and Bank directs Borrower to the contrary pursuant to Section 6 of the Trust Deed, Borrower, within a reasonable time, shall restore the Collateral to the condition in which it was in prior to such damage or destruction. Borrower shall accomplish such restoration by the use of funds other than the Loan proceeds; and prior to commencement of restoration, Borrower shall provide Bank evidence of sufficient insurance proceeds and/or other funds to complete restoration. If Bank determines that insurance proceeds will be available for repair of the Premises, such proceeds shall be held by Bank and disbursed pursuant to the terms and conditions of this Agreement and other Loan Documents.

          (c) Defects. Borrower, upon demand of Bank, promptly will correct any defect in the Premises.

          (d) Without the prior written consent of Bank, Borrower will not create or suffer to be created, any mechanic's, materialmen's, laborers, tax, statutory, construction, or other lien or charge upon the Collateral or any part thereof, except to the extent specifically permitted by the terms of Section 5.4 of the Trust Deed and except liens, security interests or charges approved by Bank and liens for taxes or assessments not yet payable. If any liens or claims other than Permitted Encumbrances are filed against the Premises, Bank, at its election, after fifteen (15) days' written notice to Borrower of its intention to do so, may pay any or all such liens or claims, or contest the validity of any of them, paying all costs and expenses of contesting the same, including reasonable attorney fees unless, within the fifteen-day period, Borrower posts cash or a bond with a surety and in an amount satisfactory to Bank (or provides other security acceptable to Bank) to release the Premises from the lien or claim. Any payment by Bank under this Section shall be payable on Bank's demand and shall bear interest from the date of expenditure until paid at the default interest rate provided in the Note or other Loan Documents or, if the Note or other Loan Documents contain no default rate, then at the interest rate(s) then borne by the Loan, and shall be secured by the Collateral.

          (e) Absence of Hazardous Waste. Borrower shall (1) prevent any Person from releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping any Hazardous

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Substance into waters or onto the Real Property or from the Real Property to
Adjacent Property and (2) immediately notify Bank in writing should Borrower become aware of any Hazardous Substance or other environmental problem or liability with respect to any of Borrower's property, including but not limited to the Premises. At Bank's request, Borrower, at its own cost and expense, shall take all actions as shall be necessary or advisable for the clean-up of any such property, including but not limited to the Premises, including but not limited to all removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Bank), and shall further pay or cause to be paid at no expense to Bank all clean-up, administrative, and enforcement costs of applicable Governmental Authorities which may be asserted against the Premises.

          (f) Indemnification of Bank. Borrower will indemnify and hold harmless Bank and its officers, directors, employees and agents from any and all claims, liability, loss, damage or expense (including but not limited to attorney fees and disbursements incurred before, at trial, on appeal or in the event of threatened litigation) asserted against Bank by any Person, or Governmental Authority or arising out of or in connection with the development, sale or use of the Real Property or the Premises, including but not limited to: (1) any violation of any applicable laws and regulations, including but not limited to Environmental Laws or Disabilities Laws with respect to the Premises, or any governmental or judicial claim, order or judgment with respect to the cleanup of Hazardous Substances or any investigatory or remedial action at or with respect to the Premises and (2) any breach of any of the warranties, representations and covenants contained in this Agreement, provided that Borrower shall not be required to indemnify Bank for its willful misconduct or gross negligence. Bank may appear in any action or proceeding to defend itself against such claims, and all costs incurred by Bank in connection therewith, including without limitation attorney fees, shall be paid by Borrower to Bank upon request without any requirement of waiting for ultimate outcome of any litigation, claim or other proceeding. Borrower shall pay such liability, losses, claims, damages and expenses to Bank as so incurred within thirty (30) days after notice from Bank itemizing the amounts incurred to the date of such notice. Bank, at its sole option, shall be entitled to settle or compromise any asserted claim against it, and such settlement shall be binding upon Borrower for purposes of this indemnification. Payment thereof by Bank or the payment by Bank of any attorney fees, judgment or claim successfully asserted against Bank shall constitute an additional principal advance under Loan, shall bear interest at the default rate applicable to the Loan, and shall be payable upon demand.

          The covenants contained in this Section 5.1(f) are in addition to and not in lieu of any other indemnification provisions in any other Loan Documents, shall survive the repayment of the Loan and the delivery of a deed in lieu of foreclosure to Bank or any successor of Bank and shall survive any foreclosure, whether judicial or nonjudicial, of the Premises by Bank or any successor of Bank, and shall be for the benefit of Bank, and any successor to Bank, as holder of any security interest in the Premises or the Loan, or as owner of the Premises or any other property of Borrower following foreclosure or the delivery of a deed in lieu of foreclosure.

          (g) Information. Borrower will (1) from time to time upon Bank's request, but not less than annually, provide to Bank an audited annual financial statement within 120 days of FYE and Borrower prepared interim financial statements monthly within 60 days of the end of each month; (2) give Bank written notice within ten (10) days after Borrower first receives notice of: (A) any litigation or claims of any kind which might subject Borrower to any liability in excess of Three Hundred Thousand and 00/100 Dollars ($300,000.00), whether covered by insurance or not, and (B) all complaints and charges filed by any Governmental Authority or any other Person affecting the Premises or Borrower or its business, or impair the security of Bank or adversely affect any of Bank's rights under this Agreement; (3) promptly notify Bank of any condition or event which constitutes a breach or Event of Default under any of the Loan Documents, or any other agreement or instrument executed by Borrower in connection with the Premises or of any materially adverse change in the financial condition of such Borrower; and (4) furnish to Bank promptly such data and information, financial or otherwise, concerning Borrower, as from time to time may reasonably be requested by Bank. All financial statements

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shall be prepared in accordance with GAAP, in form and content reasonably satisfactory to Bank, and certified to be complete and accurate in all material respects (subject, in the case of interim statements, to year-end adjustments).

          (h) Maintenance of Legal Existence. Borrower will maintain its present legal structure in good standing and shall not amend, modify or terminate its constituent documents, true and correct copies of which Borrower represents have been provided to Bank, without prior written approval of Bank.

          (i) Expenses. Borrower will pay to Bank upon Bank's demand:

               (1) All reasonable out-of-pocket expenses incurred by Bank in connection with the preparation of the Loan Documents; the making of Loan, including, but not limited to, closing costs; and the fees and expenses of legal counsel for Bank, including, but not limited to, reasonable expenses for advice, counsel and document preparation by Bank's corporate counsel; and

               (2) All premiums for the Title Insurance Policy, appraisal fees, appraisal review fees, survey costs, filing and recording fees, realty tax service, any and all advances or payments made by Bank pursuant to this Agreement or any other Loan Document, and other similar expenses and charges in connection with the Loan. All fees and expenses described in this Section 5.1(i) are in addition to the Loan Fee.

     5.2 Additional Covenants of Borrower. Borrower further covenants and agrees with Bank as follows:

          (a) Appraisal. During the term of the Loan Bank may also require appraisals acceptable to Bank, ordered by Bank from appraisers acceptable to Bank, but at Borrower's expense, in order to comply with applicable state or federal laws or regulations or if Bank reasonably deems it necessary to protect Bank's interest in the Real Property. If, during the term of the loan, Bank determines that the appraised value of the Real Property (excluding any value attributable to furniture, fixtures, and equipment) determined based upon the most recent appraisal received by Bank and accepted by Bank, indicates that the loan-to-value ratio is in excess of 79.3% until January 1, 2006, and 75% thereafter if the Maturity Date of the Note is extended, then Bank may require Borrower to prepay the outstanding principal balance of the loan in an amount sufficient so that the loan-to-value ratio upon such prepayment is less than or equal to 79.3% or 75%, as applicable, of the appraised value of the Real Property (excluding any value attributable to furniture, fixtures, and equipment). Any such prepayment shall be applied to the most remote unpaid installment(s) of principal. Borrower shall pay any such prepayment requirement within thirty (30) days after written notice from Bank to Borrower specifying the amount of any such prepayment. Any required prepayment under this Section 5.2(a) shall be without premium or penalty.

          (b) Sale of Collateral. Should the loan-to-value ("LTV') increase above 75% due to the sale of all or a portion of the Collateral, Bank reserves the right to require the proceeds be applied to the outstanding principal balance at the time of such sale so that the LTV is equal to or less than 75%. In the event of a sale of a portion of the Collateral, Bank is obligated to release that portion of the Collateral if it is determined to the satisfaction of Bank that a LTV equal to or less than 75% can be maintained. Any required prepayment under this Section 5.2(b) shall be without premium or penalty.

          (c) Leases. Borrower shall enter into any leases of all or any part of the Premises only with the prior written consent of Bank. Bank shall not be required to consent to any Lease of all or part of the Premises. However, any consent, if granted, may be conditioned upon, among other factors, receipt of financial statements acceptable to Bank from each prospective tenant and receipt of copy of the Lease in form and substance acceptable to Bank. Borrower shall provide copies of all Leases which are executed in the future, if any. Terms and content of each Lease shall be subject to the approval of Bank and all Leases shall be

LOAN AGREEMENT                       Page 9
subordinate to Bank's lien unless otherwise approved by Bank in writing. At Bank's request, Borrower shall provide to Bank for Bank's approval resolutions authorizing the execution of each Lease by each tenant and copies of the tenant's constituent documents and authority to do business in the State of Washington.

          (d) Borrower agrees it will, and will cause its Subsidiaries to, unless Bank waives compliance in writing, conduct its operations and cause those of each Subsidiary to be conducted in material compliance with all laws, rules, orders, regulations, or restrictions of any federal, state, county, municipal, or local (or foreign, if applicable) government or governmental body or agency applicable to its and their operations, specifically including but not limited to any law, rule, order, regulation or restriction relating to ERISA, FLSA, environmental protection and pollution control (including control, handling, treatment and disposal of hazardous substances, toxic chemicals, herbicides and pesticides pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, the Toxic Substances Control Act, and the Federal Insecticide, Fungicide and Rodenticide Act and any similar state statutes and regulations, including but not limited to the Oregon State Leaking Underground Storage Act, land use and zoning, energy and industrial facilities siting, or occupational health and safety, except where the failure to so comply will not materially and adversely affect Borrower and its Subsidiaries, taken as a whole.

     5.3 Borrower's Financial Covenants. Borrower further covenants and agrees with Bank as follows:

          (a) Borrower shall maintain a minimum Current Ratio of 1.0:1.0 to be measured quarterly. "Current Ratio" is defined as the ratio of current assets divided by current liabilities.

          (b) Borrower's maximum Debt/Tangible Net Worth shall not be greater than 4.25:1.0 through March 31, 1996 and shall not be greater than 4.00:1.00 thereafter to be measured quarterly. Tangible Net Worth is defined as the gross book value of Borrower's assets (exclusive of goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred research and development costs, deferred marketing expenses and other like intangibles) less (a) reserves applicable thereto and (b) all liabilities (including accrued but excluding deferred income taxes), other than indebtedness subordinated, in a manner satisfactory to Bank, to Borrower's indebtedness to Bank. Except as otherwise provided in this Paragraph, all computations required hereby shall be made on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

          (c) Borrower's minimum Debt Service Coverage Ratio ("DSCR") shall not be greater than 1.3:1.0 to be measured at fiscal year end. DSCR is defined as (net profits after tax, plus depreciation and amortization plus interest) divided by (prior periods current portion of long term debt plus interest).

          (d) Borrower agrees it will not and will cause its Subsidiaries not to, without the prior written consent of Bank, on a consolidated basis: (a) make or contract to make capital expenditures (other than acquisition of franchises) in an amount in excess of Five Hundred Thousand and 00/100 Dollars ($500,000.00) in any fiscal year, excluding lease rentals; and (b) make franchise acquisitions aggregating more than Four Hundred Fifty Thousand and 00/100 ($450,000.00) in any fiscal year Borrower shall submit to Bank, prior to each such acquisition, projections demonstrating compliance hereto, taking into account consummation of the acquisition.

          (e) Borrower's repurchase of common stock is limited to $525,000.00 through March 31, 1996 and is limited to $350,000.00 for each year thereafter so long as Borrower is not in violation of any of the covenants contained in this Loan Agreement or any other loan documents to be measured at fiscal year end.

LOAN AGREEMENT                       Page 10

          (f) Borrower is prohibited from paying dividends on Borrower's common stock.

     SECTION 6. DEFAULT; REMEDIES ON DEFAULT.

     6.1 Events of Default. Any of the following events are an Event of Default:

          (a) If Borrower shall fail to pay within five (5) days after it is due any principal or interest payments required to be made under the Note, this Agreement, the Trust Deed or other Loan Documents; or

          (b) If Borrower shall breach the observance or performance of any term, warranty, covenant, condition or provision contained in any of the Loan Documents, or any other agreement or instrument executed by Borrower in connection with the Premises, and such default shall not have been remedied within any applicable cure period (which, unless otherwise specified, shall be 30 days after written notice thereof to Borrower from Bank); or

          (c) If any Guarantor shall breach the observance or performance of any term, warranty, covenant, condition or provision contained in the Guaranty or in any of the other Loan Documents executed by such Guarantor, or any other agreement or instrument executed by such Guarantor in connection with Premises, and such breach shall not have been remedied within any applicable cure period; or

          (d) Dissolution, death, termination of existence, insolvency on a balance sheet basis or business failure of Borrower; the commencement by Borrower of a voluntary case under the Bankruptcy Code or under any other federal or state law relating to insolvency or debtor's relief; the filing of an involuntary petition under the Bankruptcy Code or under any other applicable federal or state law relating to insolvency or debtor's relief which has not been dismissed by Borrower within sixty (60) days after such filing; the appointment or the consent by Borrower to the appointment of a receiver, trustee, or custodian of Borrower or of any of Borrower's property which Borrower has not caused to be withdrawn within sixty (60) days after such appointment; an assignment for the benefit of creditors by Borrower; the making or suffering by Borrower of a fraudulent transfer under applicable federal or state law; concealment by Borrower of any of its property in fraud of creditors; the imposition of a lien through legal proceedings or distraint upon any of the Premises of Borrower which is not discharged or bonded in the manner permitted by Section 6.1 above; or Borrower's failure generally to pay its debts as such debts become due. The Events of Default in this paragraph shall apply and refer to Borrower, to each of the individuals or entities which are collectively referred to or comprise "Borrower" and to any Guarantor; or

          (e) If there is a sale, transfer, hypothecation, assignment or conveyance of the Premises or the other Collateral, or any portion thereof or interest therein by Borrower without Bank's prior written consent, except as otherwise specifically permitted by the Loan Documents; or

          (f) If any representation or warranty made by or on behalf of Borrower or Guarantor or otherwise in connection with the Loan shall prove to have been false or incorrect in any material respect on the date as of which made; or

          (g) If all or any material portion of the Premises shall be condemned, seized or appropriated with or without compensation, and Borrower fails to comply with the provisions of the Trust Deed, this Agreement, or any other Loan Document concerning condemnation; or

          (h) Termination of any Guaranty executed in connection with the Loan;
or

          (i) If Borrower or any Guarantor shall fail to pay when due any other obligation for money borrowed by it in a principal amount of at least Three Hundred Thousand and 00/100 Dollars ($300,000.00), or if any default shall occur under any other agreement

LOAN AGREEMENT                       Page 11
involving the borrowing of money or the advance of credit in such amount to which Borrower or any Guarantor may be a party as borrower, if such default gives to the holder of the obligation concerned the right to accelerate the indebtedness.

     6.2 Bank's Remedies on Default. Upon the occurrence of any Event of Default, in addition to exercising any remedy available to Bank at law, in equity or in any other Loan Documents, and without impairing any of Bank's rights, powers or privileges under this Agreement or other Loan Documents, Bank may do any or all of the following upon written notice to Borrower (which notice may be same-day notice):

          (a) Accelerate maturity of the Note and demand payment of the principal sums, or a portion thereof, due thereunder, with interest, advances, and expenses, and in default of said payment or any part thereof, to bring action on the Note and/or foreclose the Trust Deed or other Collateral; or

          (b) Institute appropriate proceedings to specifically enforce performance of this Agreement.

     6.3 Right to Advance Funds. When any event shall have occurred, whether or not such event is an Event of Default, which, in reasonable determination of Bank may endanger the fulfillment of any condition precedent or covenant herein, Bank may require Borrower to furnish, within ten (10) days after delivery of a written request by Bank, a bond or other security acceptable to Bank to eliminate, reduce or indemnify Bank against such danger. In addition, upon the occurrence of such event, Bank may advance funds or agree to undertake to advance funds to any Person to eliminate, reduce or indemnify Bank against such danger. Any such agreement or agreements by Bank shall be in such form and substance, any funds advanced shall be in such amount and be made at such time or times and upon such terms and conditions, as Bank, in its sole discretion, deems appropriate, necessary or desirable to eliminate, reduce or indemnify Bank against any such danger. Without waiving any default under, or limiting the generality of any other provisions of this Agreement or other Loan Documents, Bank may (but shall not be required to) obtain such insurance coverage as it deems necessary or desirable, covering the Premises, without prior notice to Borrower upon any failure by Borrower to maintain at all times insurance coverage acceptable to Bank as required by the terms of the Loan Documents. All sums paid or agreed to be paid by Bank for any such insurance coverage or pursuant to any such agreements or undertakings shall be for the account of Borrower and shall be without prejudice to Borrower's rights, if any, to receive such funds from the party to whom paid. Borrower shall reimburse Bank, upon demand, for any sums paid by Bank, together with interest at the default rate provided in the Note or other Loan Documents, or if no default rate is specified in the Note or other Loan Documents, then at the interest rate(s) then borne by the Loan from the date of payment by Bank until date of reimbursement. Such advances shall be secured by the Collateral.

The following warning is provided pursuant to Oregon law.

                                     WARNING

Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

LOAN AGREEMENT                       Page 12

The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

     SECTION 7. MISCELLANEOUS PROVISIONS.

          7.1 Notices; Consent of Bank.

          (a) All notices, demands or other communications which are required or permitted to be given or served hereunder shall be in writing and sent by registered or certified mail addressed as follows:

         To Borrower at:  Elmer's Restaurants, Inc.
                          Attn: Juanita Nelson
                          11802 SE Stark
                          Portland, OR  97216

         To Bank at:      First Interstate Bank of Oregon, N.A.
                          Eastside Commercial Banking Center, MS 630
                          Attn: Terry Holcomb
                          PO Box 14809, 612 SE Morrison
                          Portland, OR 97214

The addresses may be changed from time to time by either party by serving notice as heretofore provided.

          (b) In all events where the consent of Bank is required under the terms of this Agreement, Bank shall grant or refuse such consent within a reasonable period of time following the receipt of such request.

     7.2 Entire Agreement; Amendments to Agreement; Waivers.

          (a) The Loan Documents constitute the entire agreement between the parties relating to Loan and supersede all other prior or concurrent oral or written letters, agreements or understandings relating to the Loan.

          (b) Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated, except by an instrument in writing, signed by the parties to this Agreement.

          (c) No waiver by Bank of any breach of this Agreement nor any forbearance or delay on the part of Bank in exercising any power or right under any of the Loan Documents shall be deemed to be or constitute a waiver of any prior, other, existing or subsequent breach of this Agreement or other Loan Documents or of any power or right granted to Bank.

     7.3 Timeliness; Term of Agreement; Survival of Representations and Warranties. Time is of the essence of this Agreement. This Agreement shall continue in full force and effect until the Loan shall have been paid in full and all obligations of Borrower under the Loan Documents shall have been fully observed and performed. All representations and warranties contained herein or in any of the Loan Documents or made in writing by or on behalf of Borrower in connection with the Loan shall survive the execution and delivery of the Loan Documents and any investigation at any time made by, through or on behalf of Bank.

     7.4 Remedies, Cumulative. All right, powers and remedies herein given to Bank are cumulative and not alternative and are in addition to all rights, powers and remedies available under the other Loan Documents, at law or in equity.


LOAN AGREEMENT                       Page 13

     7.5 Severability. Unenforceability for any reason of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement.

     7.6 Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of the Note or any part thereof or interest therein. Bank shall have the right to assign its interest in this Agreement to any subsequent holder or holders of the Note. Borrower shall not assign this Agreement without the prior written consent of Bank, and any such assignment shall not release Borrower from liability under this Agreement or any other Loan Document.

     7.7 Joint and Several. If Borrower consists of more than one person or entity, the obligations imposed upon Borrower under this Agreement shall be joint and several.

     7.8 No Agency Relationship. The execution of this Agreement and the exercise of any rights hereunder is not intended and shall not be construed to be a partnership or joint venture between Bank and any of the parties hereto. Bank is not the agent or representative of Borrower. This Agreement does not create a contractual relationship with and shall not be construed to make Bank liable to any contractors, subcontractors, materialmen, laborers or others, except as otherwise expressly provided by law.

     7.9 Actions. Bank shall have the right to commence, appear in or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties to this Agreement, the Premises or other Collateral or the disbursement of any Loan Funds. In connection therewith, Bank may incur and pay reasonable costs and expenses, including, but not limited to, reasonable attorney fees. Borrower covenants to pay to Bank on demand all such expenses.

     7.10 Attorney Fees. In the event any arbitration proceeding or any suit or action is instituted to enforce or interpret any of the terms of this Agreement, including, but not limited to, any action or participation by Borrower or Bank in or in connection with a case or proceeding under the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal and in any such arbitration proceeding whether or not taxable as costs, including, without limitation, attorney fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including, but not limited to, the costs of searching records, obtaining title reports, surveyor reports, title insurance, trustee fees, and attorney fees, incurred by Bank that are necessary or advisable at any time in Bank's opinion for the protection of its interest or enforcement of its rights shall be payable on Bank's demand and shall bear interest from the date of expenditure until paid at the default interest rate provided in the Note or other Loan Documents or, if the Note or other Loan Documents contain no default rate, then at the interest rate(s) then borne by the Loan, and shall be secured by the Collateral.

     7.11 Governing Law. The laws of the State of Oregon shall govern in the interpretation, enforcement and all other aspects of this Agreement.

     7.12 Headings of Paragraphs. The headings of paragraphs and subparagraphs in this Agreement are inserted only for convenience and reference and shall in no way define, limit or describe the scope or intent of any provision of this Agreement.

     7.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.


LOAN AGREEMENT                       Page 14

     SECTION 8. ARBITRATION

     8.1 Binding Arbitration. Upon the demand of any party ("Party/Parties"), to a Document (as defined below), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any action, dispute, claim or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter arising between any of the Parties arising out of, pertaining to or in connection with any agreement, document or instrument to which this Arbitration Program is attached or in which it appears or is referenced or any related agreements, documents, or instruments ("Documents"). Any Party who fails to submit to binding arbitration following a lawful demand by another Party shall bear all costs and expenses, including reasonable attorneys' fees, (including those incurred in any trial, bankruptcy proceeding or on appeal) incurred by the other Party in obtaining a stay of any pending judicial proceeding and compelling arbitration of any Dispute. The parties agree that any agreement, document or instrument which includes, attaches to or incorporates this Arbitration Program represents a transaction involving commerce as that term is used in the Federal Arbitration Act, ("FAA") Title 9 United States Code. THE PARTIES UNDERSTAND THAT BY THIS AGREEMENT THEY HAVE DECIDED THAT THEIR DISPUTES SHALL BE RESOLVED BY BINDING ARBITRATION RATHER THAN IN COURT, AND ONCE DECIDED BY ARBITRATION NO DISPUTE CAN LATER BE BROUGHT, FILED OR PURSUED IN COURT.

     8.2 Governing Rules. Arbitrations conducted pursuant to this Arbitration Program shall be administered by the American Arbitration Association ("AAA"), or other mutually agreeable administrator ("Administrator") in accordance with the terms of this Arbitration Program and the Commercial Arbitration Rules of the AAA. Proceedings hereunder shall be governed by the provisions of the FAA. The arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law designated in the Documents. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however that nothing herein shall be construed to be a waiver by any party that is a bank of the protections afforded pursuant to 12 U.S.C. 91 or any similar applicable state law.

     8.3 Preservation of Remedies. No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any Party to: (1) foreclose against any real or personal property collateral or other security, or obtain a personal or deficiency award; (2) exercise self-help remedies (including repossession and setoff rights); or (3) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any Party to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other rights under this paragraph shall be a Dispute hereunder.

     8.4 Arbitrator Powers The Parties agree to select a neutral "qualified" arbitrator or a panel of three "qualified" arbitrators to resolve any Dispute hereunder. "Qualified" means a practicing attorney, with not less than 10 years practice in commercial law, licensed to practice in the state of the applicable substantive law designated in the Documents. A Dispute in which the claims or amounts in controversy do not exceed $500,000.00, shall be decided by a single arbitrator. A single arbitrator shall have authority to render an award up to but not to exceed $500,000.00 including all damages of any kind whatsoever, costs, fees, attorneys' fees and expenses. Submission to a single arbitrator shall be a waiver of all Parties' claims to recover more than $500,000.00. A Dispute involving claims or amounts in controversy exceeding $500,000.00 shall be decided by a majority vote of a panel of three qualified arbitrators. The arbitrator(s) shall be empowered to, at the written request of any Party in any Dispute, (1) to

LOAN AGREEMENT                       Page 15
consolidate in a single proceeding any multiple party claims that are substantially identical or based upon the same underlying transaction; (2) to consolidate any claims and Disputes between other Parties which arise out of or relate to the subject matter hereof, including all claims by or against borrowers, guarantors, sureties and or owners of collateral; and (3) to administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. In any consolidated proceeding the first arbitrator(s) selected in any proceeding shall conduct the consolidated proceeding unless disqualified due to conflict of interest. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this arbitration clause, including questions about the arbitrability of any Dispute, but shall have no power to change or alter the terms of this Arbitration Program. The prevailing Party in any Dispute shall be entitled to recover its reasonable attorneys' fees in any arbitration, and the arbitrator(s) shall have the power to award such fees. The award of the arbitrator(s) shall be in writing and shall set forth the factual and legal basis for the award.

     8.5 Miscellaneous. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. The Parties agree, to the maximum extent practicable, to take any action necessary to conclude an arbitration hereunder within 180 days of the filing of a Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any Party's failure to proceed within the times established herein. Arbitrations shall be conducted in the state of the applicable substantive law designated in the Documents. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration hereof or of the Documents unless the Parties otherwise expressly agree in writing. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the Parties or as required by applicable law or regulation. If any provision of this Arbitration Program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable.

                                Statutory Notice

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE. BORROWER ACKNOWLEDGES RECEIPT OF A COPY OF THIS AGREEMENT.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

BORROWER:

ELMER'S RESTAURANTS, INC., an Oregon corporation


By: HERMAN GOLDBERG
    -------------------------------------------
    Herman Goldberg
Its:  President



BANK:

FIRST INTERSTATE BANK OF OREGON, N.A.


By:
    -------------------------------------------
Title:
       ----------------------------------------


LOAN AGREEMENT                       Page 16

                        FIRST AMENDMENT TO LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of March 18, 1997, by and between ELMER'S RESTAURANTS, INC., an Oregon corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to First Interstate Bank of Oregon, N.A. ("Bank").

                                    RECITALS

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Loan Agreement between Borrower and Bank dated as of December 21, 1995, as amended from time to time ("Loan Agreement").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Loan Agreement and have agreed to amend the Loan Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Loan Agreement shall be amended as follows:

     1. Section 1.1 is hereby amended by deleting the definition of "Prime Rate" therefrom, and by substituting therefor the following:

          "Prime Rate" shall mean at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof in such internal publication or publications as Bank may designate. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within Bank."

     2. Section 5.1(g) is hereby amended by deleting "and Borrower prepared interim financial statements monthly within 60 days of the end of each month" therefrom, and by substituting therefor the following:

     "and Borrower prepared interim financial statements within 60 days after and as of the end of each fiscal quarter"

     3. Section 5.3 is hereby deleted in its entirety, and the following substituted therefor:

          "5.3 Borrower's Financial Covenants. Borrower further covenants and agrees with Bank to maintain Borrower's financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

          (a) Total Liabilities divided by Tangible Net Worth not at any time greater than 3.25 to 1.0, with "Total Liabilities" defined as the aggregate of current liabilities and non-current liabilities less subordinated debt, and with "Tangible Net Worth" defined as the aggregate of total stockholders' equity plus subordinated debt less any intangible assets.

          (b) EBITDA Coverage Ratio not less than 1.3 to 1.0 as of each fiscal quarter end, measured on a rolling four-quarter basis and commencing with Borrower's fiscal quarter ending December 31, 1996, with "EBITDA" defined as net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense), and with "EBITDA Coverage Ratio" defined as EBITDA divided by the aggregate of total interest expense plus the prior period current maturity of long-term debt and the prior period current maturity of subordinated debt."

     4. Section 6.3 is hereby amended by deleting "Upon the occurrence of any Event of Default, in addition to exercising any remedy available at law, in equity or in any other Loan Documents, and without impairing any of Bank's rights, powers or privileges under this Agreement or any other Loan Documents" therefrom, and by substituting therefor the following:

     "Upon the occurrence of any Event of Default and so long as such Event of Default is continuing, in addition to exercising any remedy available at law, in equity or in any other Loan Documents, and without impairing any of Bank's rights, powers or privileges under this Agreement or any other Loan Documents (except that Bank shall not accelerate maturity of the Note if any Event of Default under the Loan Documents, however defined, is not continuing)"

     5. Except as specifically provided herein, all terms and conditions of the Loan Agreement remain in full force and effect, without waiver or modification. All terms defined in the Loan Agreement shall have the same meaning when used in this Amendment. This Amendment and the Loan Agreement shall be read together, as one document.

     6. Borrower hereby remakes all representations and warranties contained in the Loan Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Loan Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                       WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, SUCCESSOR-BY-
ELMER'S RESTAURANTS, INC.                MERGER TO FIRST INTERSTATE
                                         BANK OF OREGON, N.A.


By: ANITA GOLDBERG                     By: TERESA LEWIS
    ------------------------------         ------------------------------
    Anita Goldberg                         Teresa Lewis
    President                              Relationship Manager

                                 PROMISSORY NOTE


                                                        Palm Springs, California

                                                               December 31, 1995

$1,372,500.00

     FOR VALUE RECEIVED, the undersigned jointly and severally, ("Borrower") promise to pay in lawful money of the United States of America to the order of FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank") the principal sum of ONE MILLION THREE HUNDRED SEVENTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($1,372,500.00), or so much thereof as may be advanced, together with interest thereon at the rate of eight and eighteen one-hundredths percent (8.18%) per annum from the date hereof in monthly installments as follows:

     120 monthly installments of $11,663.63 including principal and interest shall be paid commencing on February 1, 1996 and on the first day of each and every calendar month until January 1, 2006 [120th installment date] (the "Maturity Date") at which time the entire balance of accrued interest and principal then unpaid shall be due and payable. The interest rate under this note was calculated based on the interest rate which is 2.5.% per annum above the current weekly average yield on 10-year Treasury Constant Maturities ("Index") as published by the Board of Governors on the "Federal Reserve Statistical Release H.15(519)" or any successor publication. Interest shall be computed on the basis of a 365- day year or 366-day year, whichever is applicable and actual days elapsed. All payments shall be made directly to Bank and the final payment shall be made in immediately available funds.

     Thereafter, should the Maturity Date be extended as provided below, 60 monthly installments of principal and interest shall be paid commencing February 1, 2006, [121st installment date] and on the first day of each and every calendar month until January 1, 2011, when the entire principal balance and accrued interest then unpaid shall be due and payable. Monthly installments shall be at an interest rate which is 2.5% per annum above the then current weekly average Index. The interest rate will be based on the then most recently published weekly average Index as of December 1, 2005 [119th installment date]. In the event 10-year Treasury Constant Maturities cease being published, the Index shall be the average of the yields published for the maturities immediately longer and shorter.

EXTENSION:

     Provided, however, as long as the Borrower is not in default under the Note, Commercial Deed of Trust and Security Agreement or any other Loan Documents, Bank will automatically extend the maturity date of the Note from the Maturity Date until January 1, 2011. The Note, Commercial Deed of Trust and Security Agreement and Loan Documents, as so extended shall be on the same terms and conditions and shall bear the same rates of interest as set forth in the Note, Commercial Deed of Trust and Security Agreement and any other Loan Documents and shall continue to be secured by the Commercial Deed of Trust and Security Agreement, and other collateral securing the Indebtedness.

PREPAYMENT PRIVILEGE:

     Prepayment of up to twenty percent (20.0%) of the original loan amount in any one year and any prepayment required by Bank under Section 5.2(a) or (b) of the Loan Agreement or Section 10 of the Trust Deed may be paid without penalty. Should the amount of the prepayment exceed twenty percent (20.0%) of the original loan amount (and not be required by Bank as set forth above), a two percent (2.0%) prepayment privilege fee shall be assessed on the amount paid in excess of twenty percent (20.0%) of the original loan amount. However, if the loan is prepaid by another lender, then a two percent (2.0%) prepayment privilege fee shall be assessed on the total amount prepaid.

Without waiving any default under this Note or any other documents relating to or securing this Loan, in the event that any payment of principal and/or interest or portion thereof is not paid within fifteen (15) days after date it is due, Bank may collect, and the Borrower agrees to pay with such payment, a "late charge" of two cents ($.02) for each dollar so overdue.

All payments hereunder shall be applied first to interest, then to principal, then to late charges.

If Borrower shall fail to pay any installment of interest or principal within five (5) days after the date due, Borrower shall default in the performance of any obligation hereunder which shall continue for thirty (30) days after written notice thereof to Borrower from Bank, or an "Event of Default" shall occur under the Loan Documents, then, at the option of the holder of this Note, with prior notice (which can be same-day notice), the entire indebtedness represented hereby shall immediately become due and payable and shall bear interest at the rate of five percent (5%) per annum above FIRST INTERSTATE BANK OF OREGON, N.A.'S Prime Rate in effect from time to time, or fifteen percent (15%) per annum, whichever is higher, provided such interest rate shall not exceed the maximum rate permitted by law. Failure or delay of the holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of subsequent default, or in the event of continuance of any existing default after demand for the performance of the terms hereof.

Borrower shall pay upon demand any and all expenses, including reasonable attorneys fees, incurred or paid by the holder of this Note without suit or action in attempting to collect funds due under this Note. In the event an action is instituted to enforce or interpret any of the terms of this Note including but not limited to any action or participation by Borrower in, or in connection with, a case or proceeding under the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, including, without limitation, attorney fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

All parties to this Note hereby waive presentment, dishonor, notice of dishonor, and protest. All parties hereto hereby consent to, and the holder hereof is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications, or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof or the taking or release of collateral securing this Note. Any such action taken by the holder of this Note shall not discharge the liability of any party to this Note.

This Note is issued under and subject to the terms and conditions, including but not limited to those regarding arbitration, of that certain Loan Agreement, of even date, between Borrower and Bank. Capitalized terms which are not defined in this Note but are defined in the Loan Agreement have the meaning given them in the Loan Agreement.

This Note is made with reference to, and is to be construed in accordance with the laws of the State of Oregon, and is secured by two (2) Commercial Deeds of Trust and Security Agreements of even date affecting the property situated in Snohomish County and Pierce County, Washington and other collateral.

BORROWER:

ELMER'S RESTAURANTS, INC., an Oregon
corporation


By: HERMAN GOLDBERG
    --------------------------------
    Herman Goldberg
Its:  President

AFTER RECORDING, RETURN TO:

First Interstate Bank of Oregon, N.A.
Eastside Commercial Banking Center, MS 630
PO Box 14809, 612 SE Morrison Street
Portland, OR  97214

Attention:  Terry Holcomb




                            COMMERCIAL DEED OF TRUST


     THIS COMMERCIAL DEED OF TRUST (the "Trust Deed") is made this 21st day of December, 1995 among the Grantor, ELMER'S RESTAURANTS, INC., an Oregon corporation, whose address is 11802 SE Stark, Portland, OR 97216 (the "Borrower"); TICOR TITLE INSURANCE COMPANY, whose address is 1000 SW Broadway, Portland, OR 97205 (the "Trustee"); and the Beneficiary, FIRST INTERSTATE BANK OF OREGON, N.A., whose address is 1300 S.W. Fifth Avenue, P.O. Box 3131, Portland, Oregon 97208 (the "Bank").

         Borrower, in consideration of the indebtedness recited in this Trust Deed and the trust created by this Trust Deed, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the following described property located in the County of Snohomish, State of Washington:

         --------------------------------------------------------------
             Lot 4 of the City of Tacoma Short Plat No. 8202020154,
            according to the map thereof, recorded February 2, 1982,
                      in Tacoma, Pierce County, Washington
         --------------------------------------------------------------

together with all buildings, improvements and tenements now or in the future erected on the property, and all previously or in the future vacated alleys and streets abutting the property, and all easements, rights, appurtenances, leases, including, without limitation, the leases or agreements now or hereafter existing, however evidenced, covering all or any portion of the property, together with all rents or monies due or to become due thereunder; and together with all now existing or in the future arising or acquired: (a) revenues, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property; (b) fixtures, machinery, equipment located or to be located on the property, including, without limitation, personal property required for the maintenance and operation of the property (including, but not limited to, engines, boilers, incinerators, building materials, and all appliances, escalators and elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, communications apparatus, plumbing, plumbing fixtures, water heaters, paneling, attached floor and wall coverings); (c) estate, interest, claims or demands, and other general intangibles now or in the future relating to the property, including, but not limited to, all insurance which the Borrower now has or may in the future acquire in and to the property, and all present or future refunds or rebates of taxes or assessments on the property and all compensation, awards, damages or rights of action arising out of or relating to any taking of the property described above; (d) present or future plans, specifications, contracts and agreements for construction of improvements on the property; (e) Borrower's rights under any payment, performance or other bond in connection with the construction of any improvements on the property; (f) goods, instruments, documents of title which now or in the future relate to the property; (g) deposits, cash or other property now owned or hereafter acquired by Borrower and which are now or may in the future be delivered to or otherwise be in the possession of the Bank; (h) replacements, substitutions and additions to the foregoing; (i) proceeds and products of all of the foregoing. All of the foregoing shall be deemed to be and remain a part of the property covered by this Trust Deed. The specific


Page 1 - Commercial Deed of Trust
enumerations herein shall not exclude the general. All of the property described above is referred to in this Trust Deed as the "Property."

     This Trust Deed is given as security for the following (collectively the "Indebtedness"): (a) the payment of the indebtedness evidenced by Borrower's promissory note, of even date, in favor of Bank (the "Note") in the principal sum of One Million Three Hundred Seventy Two Thousand Five Hundred and 00/100 Dollars ($1,372,500.00), with interest thereon, the balance of which, if not sooner paid, is due and payable on the Maturity Date as defined in the Note and all amendments, renewals, extensions and modifications of the Note; (b) the payment of any future advances, with interest thereon, made by Bank to Borrower pursuant to this Trust Deed ("Future Advances"); (c) the performance of the covenants and agreements of Borrower contained in the Loan Agreement, of even date, between Bank and Borrower and any amendments (collectively the "Loan Agreement"); (d) the payment of all other sums, with interest thereon, advanced in accordance with this Trust Deed to protect the security of this Trust Deed; and (e) the performance of the covenants and agreements of Borrower contained in this Trust Deed. The terms of the Note and Loan Agreement secured by this Trust Deed may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time. Capitalized terms which are not defined in this Trust Deed and are defined in the Loan Agreement shall have the meaning given them in the Loan Agreement.

     Borrower and Bank covenant and agree as follows:

     1. COVENANT OF TITLE. Borrower covenants that Borrower is lawfully seized of the estate conveyed by this Trust Deed and has the right to grant, convey and assign the Property, that the Property is unencumbered, except as disclosed in writing to and approved by Bank prior to the date of this Trust Deed, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions acceptable to Bank and listed in a schedule of exceptions to coverage in any title insurance policy insuring Bank's interest in the Property.

     2. PROMISE TO PAY. Borrower shall pay promptly when due the principal of and interest on the Indebtedness and any other charges provided in the Note, this Trust Deed, the Loan Agreement and other documents executed in connection with the Indebtedness (collectively, with any amendments, the ("Loan Documents").

     3. LATE PAYMENT CHARGES. Bank may charge a late charge on any scheduled payment which Bank fails to receive within 15 days after the due date, or by the next business day, if the 15-day period ends on a Saturday, Sunday, or legal holiday. The amount of the late charge shall be as specified in the Note or Loan Agreement or, if the Note or Loan Agreement specifies no late charge, then two percent of the amount of the payment of principal and interest not paid when due. Such late charge shall in no event exceed the maximum charge, if any, specified under applicable law. Collection of a late charge shall not constitute a waiver of or prejudice the Bank's right to pursue any other right or remedy available on account of the delinquency, including, without limitation, charging the default rate of interest under the Note.

     4. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, or unless specified to the contrary in the other Loan Documents, each complete installment payment received by Bank under the Note or this Trust Deed or other Loan Documents shall be applied by Bank first to payment of reserves, if any, due under Sections 5 and 6 of this Trust Deed, next to interest due and payable on the Indebtedness, then to principal due and payable on the Indebtedness and then to any other charges due and payable pursuant to the terms of the Note, this Trust Deed, and any other Loan Documents. Upon a breach of any covenant or agreement of Borrower in the Note, this Trust Deed or other Loan Document, Bank may apply, in any amount and in any order as Bank shall determine in Bank's sole discretion, any payments received by Bank under the Note, this Trust Deed or under the other Loan Documents. Bank, at Bank's option, may reject any partial payment. Any partial payment which Bank accepts may be held in a noninterest bearing account until Bank receives funds sufficient to equal a complete


Page 2 - Commercial Deed of Trust
installment payment, or may be applied to the Indebtedness in any amount and in any order as Bank may determine in Bank's sole discretion.

     5. TAXES AND LIENS; RESERVES.

          5.1 Payment. Borrower shall pay when due all taxes and assessments levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Borrower shall maintain the Property free of any liens except for Permitted Encumbrances as permitted in Section 5.4.

          5.2 Evidence of Payment. On Bank's demand, Borrower promptly shall furnish evidence acceptable to Bank of payment of taxes and assessments and shall authorize the appropriate county official to deliver to Bank at any time a written statement of the taxes and assessments against the Property.

          5.3 Reserves. At Bank's option, Bank may require Borrower to maintain with Bank reserves for payment of taxes and assessments. The reserves shall be created by monthly payments of a sum estimated by Bank to be sufficient to produce, at least 30 days before the taxes and assessments are due, amounts at least equal to the taxes and assessments to be paid. If Bank determines that the reserve funds are insufficient at any time, Borrower shall promptly pay any deficiency to Bank on its demand. The reserve funds shall be held by Bank in a deposit account, and the funds may be commingled with other funds held by Bank. Unless Bank and Borrower agree in writing otherwise or applicable law requires that Bank pay Borrower interest on the funds, Bank shall not be required to pay Borrower any interest on the funds. Bank shall apply the reserve funds to pay the taxes and assessments so long as Borrower is not in breach of any covenant or agreement of Borrower in this Trust Deed, but only to the extent that funds are available to do so. Bank does not hold the funds in trust for Borrower and is not the agent of Borrower for payment of taxes and assessments required to be paid by Borrower. Upon Borrower's breach of any covenant or agreement of Borrower in this Trust Deed, Bank may apply, in any amount and in any order as Bank shall determine in Bank's sole discretion, any reserve funds held by Bank
(i) to pay taxes and assessments which are due or (ii) as a credit against the Indebtedness.

          5.4 Permitted Encumbrances. Attachments, judgments and other similar liens arising in connection with court proceedings, construction liens and liens for taxes, assessments or other governmental charges may remain against the Property under the following circumstances only: (a) there is no Event of Default or no event which with notice or passage of time or both would become an Event of Default under the Loan Documents; (b) the Borrower is actively contesting in good faith and by appropriate proceedings the claims secured by such liens; and (c) the Borrower shall have provided to Bank a surety bond acceptable to (or other security acceptable to) Bank in an amount acceptable to Bank as security for the payment of the claims secured by such liens.

     6. HAZARD INSURANCE.

          6.1 Policies. Borrower shall keep any improvements now existing or in the future erected on the Property insured by carriers who are at all times satisfactory to Bank against loss by fire, hazards included within the term "extended coverage," flood insurance, if and when from time to time required by Bank, rent loss, business interruption and such other hazards, casualties, liabilities and contingencies as Bank shall require from time to time or at any time during the term of this Trust Deed and in such amounts, on a 100% replacement cost basis without coinsurance clause, and for such periods as Bank shall require. On Bank's request, Borrower, at Borrower's expense, shall have an independent appraiser satisfactory to Bank determine the current replacement cost of the Property. All insurance policies and renewals thereof shall be in form and substance acceptable to Bank and shall include a loss payable endorsement in favor of and in form and substance acceptable to Bank and a provision that coverage will not be canceled, altered or diminished without a minimum of 30 days' prior


Page 3 - Commercial Deed of Trust
written notice to Bank. Bank shall have the right to hold the policies, and Borrower promptly shall furnish to Bank all renewal notices.

          6.2 Payment; Reserves. All premiums on insurance policies shall be paid by Borrower making payment, when due, directly to the carrier, or in such other manner as Bank may designate in writing. Prior to the expiration date of any policy, Borrower shall deliver to Bank a renewal policy in form and substance satisfactory to Bank and receipts for paid premiums. At Bank's option, Bank may require Borrower to maintain with Bank reserves for payment of insurance premiums. The reserves shall be created and held in the same manner as provided in Section 5.3 for reserves for payment of taxes and assessments.

          6.3 Loss. In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to the Bank. Bank may give written notice to the insurance carrier if Borrower fails to do so within 20 days of the casualty. Borrower hereby authorizes and empowers Bank as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Bank's expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this Section 6 shall require Bank to incur any expense or take any action hereunder.

          6.4 Application of Proceeds. Borrower authorizes Bank, at Bank's option, (a) to apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due, or (b) after deducting Bank's costs and expenses described above, to hold the balance of such proceeds to be disbursed to Borrower for the cost of reconstruction or repair of the Property. As long as Borrower is not in default or in violation of any condition or covenant under the Loan Documents, Borrower may elect to use the insurance proceeds to reconstruct or repair the Property as long as the reconstruction or repair of the Property can be completed in a reasonable time using only insurance proceeds and additional funds from Borrower. Prior to commencement of the reconstruction or repair, Borrower shall provide evidence of sufficient funds to complete such reconstruction or repair. If the insurance proceeds are held by Bank to disburse to Borrower for the cost of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition or such other condition as Bank may approve in writing. Bank may require that Borrower deposit with Bank any amount in excess of the insurance proceeds necessary to complete restoration, which amounts shall be disbursed prior to disbursement of any insurance proceeds. Unless Bank and Borrower agree in writing otherwise or applicable law requires that Bank pay Borrower interest on the proceeds, Bank shall not be required to pay Borrower any interest on the proceeds or any other sum which Bank may require Borrower to deposit with Bank pursuant to this Section. Bank, at Bank's option, may condition disbursement of those proceeds on Bank's approval of plans and specifications for the restoration and repair to be prepared by an architect satisfactory to Bank, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Bank may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Trust Deed, any such application of proceeds to principal shall be applied to the most remote unpaid installment of principal and shall not extend or postpone the due dates of any payments required under Section 2 or change the amounts of any such payments. If the Property is sold to Bank pursuant to Section 22 of this Trust Deed or if Bank otherwise acquires title to the Property, then in addition to the lien and security interests otherwise granted to Bank under this Trust Deed, Bank shall have all of the right, title and interest in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

     7. PRESERVATION AND MAINTENANCE OF PROPERTY; ENVIRONMENTAL LAWS; INDEMNIFICATION.

          7.1 Preservation and Maintenance. Borrower:


Page 4 - Commercial Deed of Trust

               (a) shall not commit waste or permit impairment or deterioration of the Property;

               (b) shall not abandon the Property;

               (c) unless Bank directs Borrower in writing to the contrary, shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Bank may approve in writing, in the event of any damage, injury or loss to the Property, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair;

               (d) shall keep the Property, including without limitation improvements, fixtures, equipment, machinery and appliances on the Property in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair ordinary wear and tear excepted, and all of such replacements shall be and are subject to the lien of this Trust Deed;

               (e) shall operate and maintain the Property in compliance with all applicable laws and regulations and in a manner to ensure maximum rentals; and

               (f) shall give notice in writing to Bank of and, unless otherwise directed in writing by Bank, appear in and defend any action or proceeding purporting to affect the Property (including, without limitation, matters pertaining to land use, zoning and Environmental Laws and Hazardous Substances and Disabilities Laws as defined below), the security of this Trust Deed or the rights or powers of Bank. "Disabilities Laws" shall mean all applicable federal, state and local laws and regulations related to usability of and accessibility to the Property by people with disabilities. The term "Disabilities Laws" includes, but is not limited to, the Fair Housing Amendments Act of 1988 and the Americans with Disabilities Act of 1990 and all regulations adopted thereunder. Neither Borrower nor any tenant nor other person, without the written approval of Bank, shall remove, demolish or alter any improvement now existing or in the future erected on the Property or any fixtures, equipment, machinery or appliance in or on the Property and in which Bank has any interest by virtue of this Trust Deed, any security agreement, or any other Loan Document, except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind, which shall thereupon become subject to the lien of this Trust Deed.

          7.2 Environmental Laws. In this Trust Deed, "Environmental Laws" means any and all state, federal and local statutes, regulations, and ordinances relating to the protection of human health or the environment. "Hazardous Substances" is used in its very broadest sense and refers to materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. "Hazardous Substances" shall include, without limitation, petroleum products or crude oil or any fraction thereof and any and all hazardous or toxic substances, materials or waste as defined by or listed under the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act, or any other of the Environmental Laws. Borrower shall cause the Property and all operations on the Property to comply with all Environmental Laws and orders of any governmental authorities having jurisdiction under any Environmental Laws. Borrower shall exercise extreme care in handling Hazardous Substances and shall undertake any and all preventive, investigatory or remedial action (including without limitation emergency response, removal, containment and other remedial action) (a) required by any applicable Environmental Laws or orders by any governmental authority having jurisdiction under Environmental Laws, or (b) necessary to prevent or minimize property damage (including, without limitation, damage to Borrower's own property), personal injury or damage to the environment, or the threat of any such damage or injury, by releases of or exposure to Hazardous Substances in connection with the Property or operations on the Property. In the event Borrower fails to perform any of its obligations under this Section, Bank may perform (but


Page 5 - Commercial Deed of Trust
shall not be required to perform) such obligations at Borrower's expense pursuant to Section 9 of this Trust Deed. In performing any such obligations of Borrower, Bank shall at all times be deemed to be the agent of Borrower and shall not by reason of such performance be deemed to be assuming any responsibility of Borrower under any Environmental Law or to any third party.

          7.3 Further Assurances. At any time Bank reasonably requests, Borrower shall provide to Bank further assurance of Borrower's compliance with this
Section 7. The assurances shall be in form and substance satisfactory to Bank and may include, but not be limited to, Borrower providing to Bank an environmental audit from a source acceptable to Bank at Borrower's expense.

          7.4 Indemnification. Borrower agrees to indemnify and hold harmless Bank and its officers, directors, employees and agents, and Bank's successors and assigns and their officers, directors, employees and agents against any and all claims, demands, losses, liabilities, costs and expenses (including, without limitation, attorney fees at trial and on any appeal or petition for review and in any bankruptcy proceeding) incurred by such person (a) arising out of or relating to any investigatory or remedial action involving the Property and the operations conducted on the Property and required by Environmental Laws or Disabilities Laws or by orders of any governmental authority having jurisdiction under any Environmental Laws or under Disabilities Laws, or (b) on account of injury to any person whatsoever or damage to any property arising out of, in connection with or in any way relating to (i) the violation of any applicable laws or regulations, including, but not limited to, Disabilities Laws and Environmental Laws, (ii) the use, treatment, storage, generation, manufacture, transport, release, spill, disposal or other handling of Hazardous Substances on the Property or in connection with operations, or (iii) the contamination of any of the Property by Hazardous Substances by any means whatsoever, and (c) without in any way limiting the foregoing for any other reason, or on account of, or in connection with the Property or this Trust Deed, provided that Borrower shall not be required to indemnify Bank for its willful misconduct or gross negligence.

          7.5 Survival. The covenants contained in this Section 7 shall survive the repayment of the Indebtedness and the delivery of a deed in lieu of foreclosure to Bank or any successor of Bank and shall survive any foreclosure, whether judicial or nonjudicial, of the Property by Bank or any successor of Bank, and shall be for the benefit of Bank, and any successor to Bank, as holder of any security interest in the Property or the Indebtedness, or as owner of the Property or any other property of Borrower following foreclosure or the delivery of a deed in lieu of foreclosure.

     8. USE OF PROPERTY. Unless required by applicable law or unless Bank has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Trust Deed was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification or comprehensive plan governing the Property without Bank's prior written consent. Borrower warrants that this Trust Deed is and will at all times constitute a commercial deed of trust and not a residential deed of trust, as defined under applicable law. The proceeds of the loan will be used solely for business purposes.

     9. PROTECTION OF BANK'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Trust Deed, or if any action or proceeding is commenced which affects the Property or title to the Property or the interest of Bank in the Property, including, but not limited to, eminent domain, insolvency, code enforcement, violation of any law concerning environmental protection and pollution control referred to in Section 7 above, or arrangements or proceedings involving a bankrupt or decedent, then Bank at Bank's option may make such appearances, disburse such sums and take such action as Bank deems necessary or advisable, in its sole discretion, to protect Bank's interest, including, but not limited to, (a) employment of attorneys or other advisors, (b) entry upon the Property to investigate and make repairs, (c) procurement of satisfactory insurance, and (d) payment of any tax or liens. Any amounts disbursed by Bank pursuant to this Section 9, with interest thereon,


Page 6 - Commercial Deed of Trust
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shall become additional Indebtedness of Borrower secured by this Trust Deed.
Unless Borrower and Bank agree in writing to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the default rate stated in the Note or the Loan Documents, or if no default rate is stated in the Note or Loan Documents, then at the interest rate(s) stated in the Note. Borrower hereby covenants and agrees that Bank shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness secured by this Trust Deed. Nothing contained in this Section 9 shall require Bank to incur any expense or take any action.

The following warning is provided pursuant to Oregon law.

                                     WARNING

Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

     10. INSPECTION AND APPRAISALS. Bank may make or cause to be made reasonable entries upon the Property to inspect the Property, including, but not limited to, inspecting any buildings on the Property and inspection and/or environmental evaluation of the Property. Bank may also require appraisals acceptable to Bank, ordered by Bank from appraisers acceptable to Bank at Borrower expense, in order to comply with applicable state or federal laws or regulations or when Bank reasonably deems it necessary to protect Bank's interest in the Property. If, during the term of the Loan, Bank determines that the aggregate appraised value of the real property described in Exhibit A and any other real property securing the Loan (the "Real Property") (excluding any value attributable to furniture, fixtures, and equipment) determined based upon the most recent appraisal received by Bank and accepted by Bank indicates that the loan-to-value ratio is in excess of 79.3% until January 1, 2006, and 75% thereafter if the Maturity Date of the Note is extended, then Bank may require Borrower to prepay the outstanding principal balance of the Loan, or provide additional equity funds for the Loan in an amount sufficient so that the loan-to-value ratio upon such prepayment or equity contribution is less than or equal to 79.3% or 75%, as applicable, of the appraised value of the Real Property (excluding any value attributable to furniture, fixtures, and equipment). Any such prepayment shall be applied to the most remote unpaid installment(s) of principal. Any such equity funds shall be held in the Loan Fund described in the Loan Agreement and disbursed before any further Loan Funds are disbursed. Borrower shall pay any such prepayment or equity requirement within thirty (30) days after written notice from Bank to Borrower specifying the amount of any such prepayment or equity requirement.

     11. BOOKS AND RECORDS. Borrower shall keep and retain at all times at Borrower's address stated above, or at such other place that Bank may approve in writing, complete and accurate records of accounts and records adequate to reflect correctly the results of operations of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, leases and other instruments shall be subject to examination and inspection at any reasonable time by Bank. Borrower shall comply (and shall


Page 7 - Commercial Deed of Trust
cause each Guarantor to comply) with all provisions in the Loan Agreement and other Loan Documents with regard to furnishing to Bank financial information. If there are no provisions in the Loan Agreement or other Loan Documents, then, upon Bank's request, but at least annually, Borrower shall furnish to Bank (and shall cause each guarantor to furnish to Bank) current signed financial statements, tax returns complete with all schedules, including K-1 statements for any partnership or S-Corporation in which Borrower (or, if applicable, Guarantor) has an interest, and a statement of changes in financial position. Borrower shall also provide to Bank a statement of income and expenses of the Property. All financial statements shall be in reasonable detail and certified by Borrower (or, if applicable, by Guarantor) to be complete and correct. If Bank shall request, all financial statements shall be certified by an independent certified public accountant. Borrower shall also furnish, together with the foregoing financial statements, and at any other time at Bank's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid.

     12. CONDEMNATION. Borrower shall promptly notify Bank of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part of the Property, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Bank in writing. Borrower authorizes Bank, at Bank's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Bank's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with any such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part of the Property, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Bank.

          Borrower authorizes Bank to apply such awards, payments, proceeds or damages, after the deduction of Bank's expenses incurred in the collection of such amounts, at Bank's option, to restoration or repair of the Property or to payment of the Indebtedness, whether or not then due, with the balance, if any, to Borrower. Unless Borrower and Bank otherwise agree in writing, any application of proceeds to principal shall be applied to the most remote unpaid installment of principal and shall not extend or postpone the due date of any payments required under this Trust Deed or change the amount of any such payments. Borrower agrees to execute such further evidence or assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Bank may require.

     13. BORROWER AND LIEN NOT RELEASED. From time to time, at Bank's option, upon notice to Borrower but without any need to give notice to or obtain the consent of Borrower's successors or assigns or of any junior lienholder or guarantor and without any liability on Bank's part and notwithstanding Borrower's breach of any covenant or agreement in the Loan Documents (including, but not limited to, this Trust Deed), Bank may do any or all of the following:

          (a) Extend the time for payment of the Indebtedness or any part of it;
          (b)   Reduce the payments on the Indebtedness;
          (c)   Release anyone liable on any part of the Indebtedness;
          (d)   Accept renewal note or notes for the Indebtedness;
          (e) Release from the lien of this Trust Deed any part of the Property;
          (f)   Release other or additional security;
          (g)   Reconvey any part of the Property;
          (h)   Consent to any map or plat of the Property;
          (i)   Consent to any easement;
          (j)   Execute any subordination agreement.

          Any action taken by Bank pursuant to the terms of this Section or any modification of the rate of interest upward or downward, or modification of the period of amortization of the Note or change in the amount of the monthly installments payable under the


Page 8 - Commercial Deed of Trust

Note or other Loan Documents, or any combination thereof, which may extend or reduce the term of the Note or this Trust Deed or both, shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Trust Deed and to observe the covenants of Borrower contained in this Trust Deed, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness secured by this Trust Deed, and shall not affect the lien or priority of lien of this Trust Deed on the Property. Unless otherwise provided by law, the priority of this Trust Deed shall not be affected by any change in terms whether or not it adversely affects subordinate or prior interest holders. Borrower shall pay Bank a service charge, together with such title insurance premiums and attorney fees as may be incurred at Bank's option for any such action if taken at Borrower's request.

     14. FORBEARANCE BY BANK OR RECEIPT OF AWARDS NOT A WAIVER. Any forbearance by Bank in exercising any right or remedy under this Trust Deed, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Bank of payment of any sum secured by this Trust Deed after the due date of such payment shall not be a waiver of Bank's right to either require prompt payment when due of all other sums so secured or to declare a default or failure to make prompt payment, nor shall Bank's receipt of any awards, proceeds or damages under this Trust Deed operate to cure or waive any default in payment of sums secured by this Trust Deed.

     15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Trust Deed is intended to be a security agreement pursuant to the Uniform Commercial Code of Oregon for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code of Oregon, and Borrower hereby grants Bank a security interest in said items. Borrower agrees that Bank may file this Trust Deed, or a reproduction of it, in the real estate records, office of the Oregon Secretary of State, or other appropriate filing index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Trust Deed or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Bank, upon Bank's request, any financing statements, as well as extensions, renewals and amendments of them, and reproductions of this Trust Deed in such form as Bank may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases of them, and shall pay all costs and expenses of any record searches for financing statements Bank may require. Borrower shall notify Bank in writing prior to changing Borrower's name or moving Borrower's chief executive office or any of the Property secured by this Trust Deed. Without the prior written consent of Bank, Borrower shall not create or suffer to be created any other security interest in those items, including, without limitation, replacements, substitutions and additions to them. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Trust Deed, including, but not limited to, the covenants to pay when due all sums secured by this Trust Deed, Bank shall have the remedies of a secured party under the Uniform Commercial Code of Oregon and, at Bank's option, may also invoke the remedies provided in this Trust Deed as to such items. In exercising any of said remedies, Bank may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, whether by nonjudicial sale or otherwise, without in any way affecting the availability of Bank's remedies under the Uniform Commercial Code of Oregon or of the other remedies provided in this Trust Deed.

     16. LEASES OF THE PROPERTY. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower shall furnish Bank with executed copies of all leases now existing or in the future made of all or any part of the Property, and all leases now or in the future entered into will be in form and substance subject to the prior written approval of Bank. All leases of the Property shall specifically provide that such leases are subordinate to this Trust Deed; that the tenant attorns to Bank, such attornment to be effective upon Bank's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Bank may from time to time request; that the attornment of tenant shall not be terminated by foreclosure; that the


Page 9 - Commercial Deed of Trust
tenant agrees to execute such estoppel certificates in form and substance satisfactory to Bank; and that Bank, at Bank's option, may accept or reject such attornments. Without Bank's written consent, Borrower shall not request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Trust Deed. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of setoff against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a setoff against rent, (ii) notify Bank thereof and of the amount of said setoffs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to setoff or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without setoff or deduction.

     17. ASSIGNMENT OF RENTS. As additional security under this Trust Deed, Borrower hereby assigns to Bank the leases, rents or agreements concerning the Property arising in the future, provided that unless there is an event of default under the Loan Documents, Borrower shall have the right to collect and retain such rents as they become due and payable. Upon Bank's request, Borrower shall execute any additional documents requested by Bank to assign to Bank any leases and all security and other deposits concerning Property. This assignment is not a delegation or assignment to Bank of Borrower's duties or obligations under or in connection with the Property. Bank's acceptance of this assignment does not constitute a promise by it nor does it in any way obligate it to perform any of Borrower's duties or obligations under or in connection with the leases, rents or agreements. Borrower hereby agrees to indemnify Bank against and hold it harmless from any and all liability, loss or damage which it may or might incur under the leases, rents or agreements or under or by reason of this assignment and of and from any and all claims and demands whatsoever which may be asserted against it by any reason of any alleged obligation or undertaking on Bank's or Borrower's part to perform or discharge any of the terms of the leases, rents or agreements.

     18. FUTURE ADVANCES. Upon request of Borrower, Bank, at Bank's option so long as this Trust Deed secures Indebtedness held by Bank, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Trust Deed if the loan documentation related to the Future Advance provides that the Future Advance is to be secured by this Trust Deed.

     19. PROHIBITION OF TRANSFER OF PROPERTY OR BENEFICIAL INTERESTS IN BORROWER; ASSUMPTION. Except as provided in Section 5.2(b) of the Loan Agreement, without prior written consent of Bank, Borrower shall not transfer or agree to transfer all or any part of Property or any interest in the Property. For the purpose of this section, the occurrence of any of the following events, without limitation, or any agreement to do any of the following, without limitation, shall be deemed to be a transfer of the Property:

          (a) Any sale, contract to sell, conveyance, assignment or other transfer of, or grant of a mortgage, deed of trust, other lien, or other security interest in, all or any part of the legal or equitable title to Property;

          If any of the events described above occur, Bank, at Bank's option, may declare all of the sums secured by this Trust Deed to be immediately due and payable, and may invoke any of the remedies permitted by this Trust Deed. If Borrower or a prospective transferee applies to Bank for consent to transfer, Bank may require such information as may be reasonably necessary for Bank to assess the prospective transferee's prior business experience, reputation and financial ability to perform Borrower's obligations under this Trust Deed. As a condition of its consent to any transfer, Bank in its discretion may impose an assumption fee, and may increase the interest rate on the Note or under the other Loan Documents. However, notwithstanding any of the foregoing, Bank, in its sole discretion, may withhold its consent to any transfer for any reason whether or not withholding consent is reasonable under the circumstances. Any consent, if granted, shall not release Borrower or any successor in interest from personal liability for payment and performance of the Indebtedness, or for performance of this Trust Deed, the Note or other Loan Documents.


Page 10 - Commercial Deed of Trust

     20. LOAN AGREEMENT PROVISIONS. Borrower agrees to comply with the covenants and conditions of the Loan Agreement, if any, and all other Loan Documents executed in connection with the Indebtedness secured by this Trust Deed. If the terms of this Trust Deed are inconsistent with the terms of the Loan Agreement, if any, the terms of the Loan Agreement will control.

     21. DEFAULT. The following shall constitute events of default:

          (a) Failure of Borrower to pay within 5 days after it is due any portion of the Indebtedness.

          (b) Failure of Borrower within the time required by this Trust Deed to make any payment for taxes, insurance or any other payment necessary to prevent filing of or discharge of any lien.

          (c) Transfer or agreement to transfer any part or interest in the Property in any manner whatsoever, including, but not limited to, allowing any lien inferior to this Trust Deed on the Property, or transfer of any other interest of Borrower as described in Section 19, except for leases entered into by Borrower subject to Bank's approval as set forth in Section 16 of this Trust Deed.

          (d) Dissolution, death, termination of existence, insolvency or business failure of Borrower; the commencement by Borrower of a voluntary case under the federal bankruptcy laws or under any other federal or state law relating to insolvency or debtor's relief; the filing of an involuntary petition against Borrower under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtor's relief which Borrower has not caused to be dismissed within 60 days after such filing; the appointment or the consent by Borrower to the appointment of a receiver, trustee, or custodian of Borrower or of any of Borrower's property which Borrower has not caused to be withdrawn within 60 days after such appointment; an assignment for the benefit of creditors by Borrower; the making or suffering by Borrower of a fraudulent transfer under applicable federal or state law; concealment by Borrower of any of its property in fraud of creditors; the imposition of a lien through legal proceedings or distraint upon any of the property of Borrower or Borrower's failure generally to pay its debts as such debts become due. The Events of Default in this paragraph shall apply and refer to Borrower, any guarantor of the Indebtedness, and to each of the individuals or entities which are collectively referred to as "Borrower."

          (e) Failure of Borrower to make any payment or perform any obligation under any superior liens or encumbrances, within the time required under those liens or encumbrances, or commencement of any suit or other action to foreclose any superior or inferior liens or encumbrances.

          (f) Breach or default under the Loan Agreement or any other Loan Documents, which is not cured within any applicable cure period.

          (g) Termination or revocation of any guaranty delivered to Bank in connection with the Indebtedness.

          (h) Failure of Borrower to pay when due any other obligation of Borrower to Bank for money borrowed by it in the principal amount of at least Three Hundred Thousand and 00/100 Dollars ($300,000.00), or if any default shall occur under any present or future agreement from Borrower to Bank involving the borrowing of money or the advance of credit in such amount to which Borrower may be a party.

          (i) Failure of Borrower to perform any obligations under this Trust Deed other than those described in the preceding paragraphs (a) through (h) of this Section, within thirty (30) days after receipt of written notice from Bank specifying the nature of the default.


Page 11 - Commercial Deed of Trust

     No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months Bank already has sent a notice to Borrower concerning default in performance of the same obligation.

     22. RIGHTS AND REMEDIES ON DEFAULT.

          22.1 Remedies. Upon the occurrence of any event of default and at any time thereafter, Trustee or Bank may, upon prior written notice (which may be same-day notice), exercise any one or more of the following rights and remedies:

               (a) Bank may declare all sums secured by this Trust Deed immediately due and payable, including, without limitation, any prepayment premium which Borrower would be required to pay under the terms of the Note or Loan Agreement.

               (b) The Trustee shall have the right to foreclose by notice and sale, or Bank shall have the right to foreclose by judicial foreclosure, in either case in accordance with applicable law.

               (c) If this Trust Deed is foreclosed by judicial procedure, Bank will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for the amount of the unpaid balance of the judgment.

               (d) With respect to all or any part of the Property that constitutes personal property, Bank shall have all rights and remedies of a secured party under the Uniform Commercial Code of Oregon. Bank shall give Borrower reasonable prior written notice of the time and place of any public sale of such property, or of the time after which any private sale or any other intended disposition is to be made, and Borrower agrees that five days' notice is reasonable notice.

               (e) Bank shall have the right to take possession of the Property and, with or without taking possession of the Property, collect all the rents and revenues of the Property in accordance with this Trust Deed and/or in any other assignment of rents.

               (f) Bank shall have the right to have a receiver appointed to take possession of any or all of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, to collect all the rents and revenues from the Property and apply the proceeds, over and above cost of the receivership, against the sums due under this Trust Deed. The receiver may serve without bond if permitted by applicable law. Bank's right to the appointment of a receiver shall exist whether or not apparent value of the Property exceeds the sums due under this Trust Deed by a substantial amount. Employment by Bank shall not disqualify a person from serving as a receiver.

               (g) In the event Borrower remains in possession of the Property after the Property is sold as provided above or Bank otherwise becomes entitled to possession of the Property upon default of Borrower, Borrower shall become a tenant at will of Bank or the purchaser of the Property and shall pay a reasonable rental for use of the Property while in Borrower's possession.

               (h) Bank may apply or set off any and all deposits or other sums at any time credited by or due from Bank to Borrower without notice and whether or not other property is considered by Bank to be adequate.

               (i) Trustee and Bank shall have any other right or remedy provided in this Trust Deed, the Note, the Loan Agreement, or any other Loan Document, or available at law, in equity or otherwise.


Page 12 - Commercial Deed of Trust

          22.2 Rights of Receiver or Bank-in-Possession. Upon taking possession of all or any part of the Property, the receiver or Bank may:

               (a) Use, operate, manage, control and conduct business on the Property and make expenditures for all maintenance and improvements as in its judgment are proper;

               (b) Collect the income from the Property, including any past due, and apply such sums to the expenses of use, operation and management, including, but not limited to, receiver's fees, premiums on receiver's bonds, and reasonable attorney fees and to the sums secured by this Trust Deed in any order as Bank shall determine in Bank's sole discretion;

               (c) At Bank's option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors and make any changes in plans or specifications as Bank deems appropriate.

               Bank or the receiver shall be liable to account only for those rents actually received. If the revenues produced by the Property are insufficient to pay expenses, the receiver may borrow from Bank (if Bank, in its sole discretion, agrees to lend) or otherwise, or Bank may borrow or advance, such sums as the receiver or Bank may deem necessary for purposes stated in this paragraph. The amounts borrowed or advanced shall bear interest from the date of expenditure until repaid at the same interest rate as provided in Section 9 of this Trust Deed. Such sums shall become a part of the Indebtedness secured by this Trust Deed and shall be payable by Borrower on demand.

          22.3 Waiver of Marshaling; Sale of the Property. Notwithstanding the existence of any other mortgage, deed of trust, other lien or other security interests in the Property held by Bank or by any other party, Bank shall have the right to determine the order in which any or all of the Property, real or personal or mixed, shall be subjected to the remedies provided in this Trust Deed. Bank shall have the right to determine the order in which any or all portions of the Indebtedness secured by this Trust Deed are satisfied from the proceeds realized upon the exercise of the remedies provided in this Trust Deed. In exercising its rights and remedies, Bank, at Bank's sole discretion, may cause all or any part of the Property to be sold as a whole or in parcels, and certain portions of the Property may be sold without selling other portions. Bank may bid at any public sale on all or any portion of the Property. Borrower, any party who consents to this Trust Deed and any party who now or in the future acquires a security interest in the Property and who has actual or constructive notice of this Trust Deed hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided in this Trust Deed.

          22.4 Notice of Sale. Bank shall give Borrower reasonable notice of the time and place of any public sale of any personal property or of the time after which any private sale or other intended disposition of the personal property is to be made. Reasonable notice shall mean notice given in accordance with applicable law, and may include, without limitation, only notice required for the nonjudicial sale of the real property.

          22.5 Waiver; Election of Remedies; Remedies Cumulative. A waiver by either party of a breach of a provision of this Trust Deed shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. Election by Bank to pursue any remedy shall not exclude pursuit of any other remedy, and all remedies of Bank under this Trust Deed are distinct and cumulative and not exclusive to all other rights or remedies under this Trust Deed or Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively in any order whatsoever. An election to make expenditures or take action to perform an obligation of Borrower shall not affect Bank's right to declare a default and exercise its remedies under this Trust Deed.

     23. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreement contained in this Trust Deed shall bind,


Page 13 - Commercial Deed of Trust
and the rights under this Trust Deed shall inure to, the respective successors and assigns of Bank and Borrower. However, nothing in this Trust Deed or other Loan Documents shall be deemed to permit Borrower to enter into any assignments or transfers except as specifically permitted pursuant to the preceding provisions of this Trust Deed. This Trust Deed and the Indebtedness secured hereby may be assigned in whole or in part or participated in whole or in part to any person by Bank and without notice to or affecting Borrower's liability hereunder, and Bank, in connection with such assignment, participation, or similar arrangement, may make all credit and financial data furnished and to be furnished by Borrower available to such existing or prospective assignee, participant or person. If Bank assigns to any assignees, participants or other persons all of Bank's interest in this Trust Deed and the Indebtedness secured hereby, then Bank shall be and is released from any obligations under this Trust Deed and other Loan Documents. All covenants and agreements of Borrower shall be joint and several. In exercising any rights under this Trust Deed or taking any actions provided for in this Trust Deed, Bank may act through its employees, agents or independent contractors as authorized by Bank. The captions and headings of the sections of this Trust Deed are for convenience only and are not to be used to interpret or define the provisions of this Trust Deed.

     24. NOTICE. Except as specified to the contrary in the Loan Documents and except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Trust Deed or in the Loan Documents shall be given by mailing such notice by certified mail, return receipt requested, addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Bank as provided in this Trust Deed, and (b) any notice to Bank shall be given by certified mail, return receipt requested, to Bank's address stated in this Trust Deed or to such other address as Bank may designate by notice to Borrower as provided in this Trust Deed. Any notice provided for in this Trust Deed or in the Note or other Loan Documents shall be deemed to have been given to Borrower or Bank on the date mailed when given in the manner designated in this Trust Deed.

     25. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Trust Deed or to any action brought to enforce the Note, the other Loan Documents or any other obligation secured by this Trust Deed.

     26. RECONVEYANCE. Upon payment of the Indebtedness secured by this Trust Deed, Bank shall request Trustee to reconvey the Property and shall surrender this Trust Deed and all notes evidencing Indebtedness secured by this Trust Deed to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled to the Property. Such person or persons shall pay Trustee's fee and other costs incurred in so reconveying the Property.

     27. SUBSTITUTE TRUSTEE. In accordance with applicable law, Bank may from time to time appoint a successor trustee to any Trustee appointed under this Trust Deed. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee in this Trust Deed and by applicable law.

     28. IMPOSITION OF TAX BY STATE. If any state tax to which this Section applies is enacted subsequent to the date of this Trust Deed, this shall have the same effect as a default, and Bank may exercise any or all of the remedies available to it in the event of a default unless the following conditions are met:

          (a) Borrower may lawfully pay the tax or charge imposed by the state tax without causing any resulting economic disadvantage or increase of tax to Bank, and

          (b) Borrower pays or provides Bank immediately available funds to pay the tax or charge within thirty (30) days after notice from Bank that the tax law has been enacted.

          The following constitute state taxes to which this Section applies:


Page 14 - Commercial Deed of Trust

          (i) a specific tax upon trust deeds or upon all or any part of the indebtedness secured by a trust deed;

          (ii) a specific tax on a grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a trust deed;

          (iii) a tax on a trust deed chargeable against the beneficiary or the holder of the note secured;

          (iv) a specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a grantor.

     29. FEDERAL TAX REGULATIONS.

          29.1 Report of Real Estate Transaction. Borrower has made or provided for making, or will make or provide for making, on a timely basis, any reports or returns required under Section 6045(e) of the Internal Revenue Code of 1986 as amended (the "Internal Revenue Code") (and any similar reports or returns required by state or local law) relating to the Property, notwithstanding the fact that the primary reporting responsibility may fall on Bank, counsel for Bank, or other party. Borrower's obligations under this paragraph will be deemed to be satisfied if proper and timely reports and returns required under this paragraph are filed by a title company or real estate broker involved in the real estate transaction relating to the Property, but nothing contained herein shall be construed to require such returns or reports to be filed by Bank or counsel for Bank.

          29.2 Nonforeign Certification. Section 1445 of the Internal Revenue Code provides that a transferee of a U. S. real property interest must withhold tax if the transferor is a foreign person. To inform Bank that the withholding of tax will not be required in the event of the disposition of the Property or improvements pursuant to the terms of this Trust Deed, Borrower hereby certifies, under penalty of perjury, that:

               (a) Borrower is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder; and

               (b) Borrower's U. S. employer identification number is 93-0836824; and

               (c) Borrower's principal place of business is 11802 SE Stark, Portland, OR 97216.

Bank may disclose the contents of this certification to the Internal Revenue Service. Borrower acknowledges that any false statement could be punished by fine, imprisonment or both. Borrower covenants and agrees to execute such further certificates, which shall be signed under penalty of perjury, as Bank shall reasonably require. The covenant set forth herein shall survive the foreclosure of the lien of this Trust Deed or acceptance of a deed in lieu thereof.


Page 15 - Commercial Deed of Trust

     30. ATTORNEYS' FEES. In the event suit or action is instituted to enforce or interpret any of the terms of this Trust Deed, including, but not limited to, any action or participation by Borrower or Bank in, or in connection with, a case or proceeding under the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, including, without limitation, attorney fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including, but not limited to, the costs of searching records, obtaining title reports or appraisals, surveyor reports, title insurance, trustee fees, and attorneys' fees, incurred by Bank that are necessary or advisable at any time in Bank's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until paid at the default interest rate provided in the Note or other Loan Documents or if the Note or other Loan Documents contain no default rate, then at the interest rate(s) provided for in the Note.

     31. GOVERNING LAW; SEVERABILITY. This Trust Deed shall be governed by the law of the State of Oregon. In the event that any provision or clause of this Trust Deed, or the Note, or Loan Agreement or other Loan Documents conflicts with applicable law, such conflict shall not affect other provisions of this Trust Deed, the Note, the Loan Agreement or other Loan Documents which can be given effect without the conflicting provision, and to this end, the provisions of this Trust Deed, the Note, the Loan Agreement and other Loan Documents are declared to be severable.

     32. TIME OF ESSENCE. Time is of the essence in the payment and performance of the obligations under and secured by this Trust Deed and the other Loan Documents.

     33. CHANGES IN WRITING. Any term of this Trust Deed and any addendum to the Trust Deed may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or Bank relating to this Trust Deed shall be superior to the rights of the holder of any intervening lien or encumbrance.

     IN WITNESS WHEREOF, Borrower has executed this Trust Deed or has caused it to be executed by its duly authorized representative(s).

BORROWER:

ELMER'S RESTAURANTS, INC., an Oregon
corporation


By: HERMAN GOLDBERG
    --------------------------------
    Herman Goldberg
Its:  President


STATE OF ____________________)
                             )ss:
 County of __________________)

     The foregoing instrument was acknowledged before me this day of December, 199 by Herman Goldberg, the President of Elmer's Restaurants, Inc., an Oregon corporation, on behalf of the corporation.


                                            ------------------------------------
                                            Notary Public for the State of
                                            My Commission expires:


Page 16 - Commercial Deed of Trust

                            REQUEST FOR RECONVEYANCE


To Trustee:

     The undersigned is the holder of the Note or Notes secured by this Trust Deed. Said Note or Notes, together with all other Indebtedness secured by this Trust Deed, have been paid in full. You are hereby directed to cancel said Note or Notes and this Trust Deed, which are delivered hereby, and to reconvey, without warranty, all the estate now held by you under this Trust Deed to the person or persons legally entitled to that estate.


Date:
      -----------------------               ------------------------------------

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------


Page 17 - Commercial Deed of Trust

AFTER RECORDING, RETURN TO:

First Interstate Bank of Oregon, N.A.
Eastside Commercial Banking Center, MS 630
PO Box 14809, 612 SE Morrison Street
Portland, OR  97214

Attention:  Terry Holcomb




                            COMMERCIAL DEED OF TRUST


     THIS COMMERCIAL DEED OF TRUST (the "Trust Deed") is made this 21st day of December, 1995 among the Grantor, ELMER'S RESTAURANTS, INC., an Oregon corporation, whose address is 11802 SE Stark, Portland, OR 97216 (the "Borrower"); TICOR TITLE INSURANCE COMPANY, whose address is 1000 SW Broadway, Portland, OR 97205 (the "Trustee"); and the Beneficiary, FIRST INTERSTATE BANK OF OREGON, N.A., whose address is 1300 S.W. Fifth Avenue, P.O. Box 3131, Portland, Oregon 97208 (the "Bank").

     Borrower, in consideration of the indebtedness recited in this Trust Deed and the trust created by this Trust Deed, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the following described property located in the County of Snohomish, State of Washington:

         --------------------------------------------------------------
             Lot 1, Alderwood Square, according to the Plat thereof,
               recorded in Volume 46 of Plats, Pages 238 and 239,
                    records of Snohomish County, Washington.
            Situate in the County of Snohomish, State of Washington.
         --------------------------------------------------------------


together with all buildings, improvements and tenements now or in the future erected on the property, and all previously or in the future vacated alleys and streets abutting the property, and all easements, rights, appurtenances, leases, including, without limitation, the leases or agreements now or hereafter existing, however evidenced, covering all or any portion of the property, together with all rents or monies due or to become due thereunder; and together with all now existing or in the future arising or acquired: (a) revenues, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property; (b) fixtures, machinery, equipment located or to be located on the property, including, without limitation, personal property required for the maintenance and operation of the property (including, but not limited to, engines, boilers, incinerators, building materials, and all appliances, escalators and elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, communications apparatus, plumbing, plumbing fixtures, water heaters, paneling, attached floor and wall coverings); (c) estate, interest, claims or demands, and other general intangibles now or in the future relating to the property, including, but not limited to, all insurance which the Borrower now has or may in the future acquire in and to the property, and all present or future refunds or rebates of taxes or assessments on the property and all compensation, awards, damages or rights of action arising out of or relating to any taking of the property described above; (d) present or future plans, specifications, contracts and agreements for construction of improvements on the property; (e) Borrower's rights under any payment, performance or other bond in connection with the construction of any improvements on the property; (f) goods, instruments, documents of title which now or in the future relate to the property; (g) deposits, cash or other property now owned or hereafter acquired by Borrower and which are now or may in the future be delivered to or otherwise be in the possession of the Bank; (h) replacements, substitutions and additions to the foregoing; (i) proceeds and products of all of the foregoing. All of the foregoing shall be deemed to be and remain a part of the property


Page 1 - Commercial Deed of Trust
covered by this Trust Deed. The specific enumerations herein shall not exclude the general. All of the property described above is referred to in this Trust Deed as the "Property." This Trust Deed is given as security for the following (collectively the "Indebtedness"): (a) the payment of the indebtedness evidenced by Borrower's promissory note, of even date, in favor of Bank (the "Note") in the principal sum of One Million Three Hundred Seventy Two Thousand Five Hundred and 00/100 Dollars ($1,372,500.00), with interest thereon, the balance of which, if not sooner paid, is due and payable on the Maturity Date as defined in the Note and all amendments, renewals, extensions and modifications of the Note; (b) the payment of any future advances, with interest thereon, made by Bank to Borrower pursuant to this Trust Deed ("Future Advances"); (c) the performance of the covenants and agreements of Borrower contained in the Loan Agreement, of even date, between Bank and Borrower and any amendments (collectively the "Loan Agreement"); (d) the payment of all other sums, with interest thereon, advanced in accordance with this Trust Deed to protect the security of this Trust Deed; and (e) the performance of the covenants and agreements of Borrower contained in this Trust Deed. The terms of the Note and Loan Agreement secured by this Trust Deed may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time. Capitalized terms which are not defined in this Trust Deed and are defined in the Loan Agreement shall have the meaning given them in the Loan Agreement.

     Borrower and Bank covenant and agree as follows:


Page 2 - Commercial Deed of Trust

     1. COVENANT OF TITLE. Borrower covenants that Borrower is lawfully seized of the estate conveyed by this Trust Deed and has the right to grant, convey and assign the Property, that the Property is unencumbered, except as disclosed in writing to and approved by Bank prior to the date of this Trust Deed, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions acceptable to Bank and listed in a schedule of exceptions to coverage in any title insurance policy insuring Bank's interest in the Property.

     2. PROMISE TO PAY. Borrower shall pay promptly when due the principal of and interest on the Indebtedness and any other charges provided in the Note, this Trust Deed, the Loan Agreement and other documents executed in connection with the Indebtedness (collectively, with any amendments, the "Loan Documents").

     3. LATE PAYMENT CHARGES. Bank may charge a late charge on any scheduled payment which Bank fails to receive within 15 days after the due date, or by the next business day, if the 15-day period ends on a Saturday, Sunday, or legal holiday. The amount of the late charge shall be as specified in the Note or Loan Agreement or, if the Note or Loan Agreement specifies no late charge, then two percent of the amount of the payment of principal and interest not paid when due. Such late charge shall in no event exceed the maximum charge, if any, specified under applicable law. Collection of a late charge shall not constitute a waiver of or prejudice the Bank's right to pursue any other right or remedy available on account of the delinquency, including, without limitation, charging the default rate of interest under the Note.

     4. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, or unless specified to the contrary in the other Loan Documents, each complete installment payment received by Bank under the Note or this Trust Deed or other Loan Documents shall be applied by Bank first to payment of reserves, if any, due under Sections 5 and 6 of this Trust Deed, next to interest due and payable on the Indebtedness, then to principal due and payable on the Indebtedness and then to any other charges due and payable pursuant to the terms of the Note, this Trust Deed, and any other Loan Documents. Upon a breach of any covenant or agreement of Borrower in the Note, this Trust Deed or other Loan Document, Bank may apply, in any amount and in any order as Bank shall determine in Bank's sole discretion, any payments received by Bank under the Note, this Trust Deed or under the other Loan Documents. Bank, at Bank's option, may reject any partial payment. Any partial payment which Bank accepts may be held in a noninterest bearing account until Bank receives funds sufficient to equal a complete installment payment, or may be applied to the Indebtedness in any amount and in any order as Bank may determine in Bank's sole discretion.

     5. TAXES AND LIENS; RESERVES.

          5.1 Payment. Borrower shall pay when due all taxes and assessments levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Borrower shall maintain the Property free of any liens except for Permitted Encumbrances as permitted in Section 5.4.

          5.2 Evidence of Payment. On Bank's demand, Borrower promptly shall furnish evidence acceptable to Bank of payment of taxes and assessments and shall authorize the appropriate county official to deliver to Bank at any time a written statement of the taxes and assessments against the Property.

          5.3 Reserves. At Bank's option, Bank may require Borrower to maintain with Bank reserves for payment of taxes and assessments. The reserves shall be created by monthly payments of a sum estimated by Bank to be sufficient to produce, at least 30 days before the taxes and assessments are due, amounts at least equal to the taxes and assessments to be paid. If Bank determines that the reserve funds are insufficient at any time, Borrower shall promptly pay any deficiency to Bank on its demand. The reserve funds shall be held by Bank in a deposit account, and the funds may be commingled with other funds held by Bank. Unless Bank and Borrower agree in writing otherwise or applicable law requires that Bank pay Borrower interest on the


Page 3 - Commercial Deed of Trust
funds, Bank shall not be required to pay Borrower any interest on the funds. Bank shall apply the reserve funds to pay the taxes and assessments so long as Borrower is not in breach of any covenant or agreement of Borrower in this Trust Deed, but only to the extent that funds are available to do so. Bank does not hold the funds in trust for Borrower and is not the agent of Borrower for payment of taxes and assessments required to be paid by Borrower. Upon Borrower's breach of any covenant or agreement of Borrower in this Trust Deed, Bank may apply, in any amount and in any order as Bank shall determine in Bank's sole discretion, any reserve funds held by Bank (i) to pay taxes and assessments which are due or (ii) as a credit against the Indebtedness.

          5.4 Permitted Encumbrances. Attachments, judgments and other similar liens arising in connection with court proceedings, construction liens and liens for taxes, assessments or other governmental charges may remain against the Property under the following circumstances only: (a) there is no Event of Default or no event which with notice or passage of time or both would become an Event of Default under the Loan Documents; (b) the Borrower is actively contesting in good faith and by appropriate proceedings the claims secured by such liens; and (c) the Borrower shall have provided to Bank a surety bond acceptable to (or other security acceptable to) Bank in an amount acceptable to Bank as security for the payment of the claims secured by such liens.

     6. HAZARD INSURANCE.

          6.1 Policies. Borrower shall keep any improvements now existing or in the future erected on the Property insured by carriers who are at all times satisfactory to Bank against loss by fire, hazards included within the term "extended coverage," flood insurance, if and when from time to time required by Bank, rent loss, business interruption and such other hazards, casualties, liabilities and contingencies as Bank shall require from time to time or at any time during the term of this Trust Deed and in such amounts, on a 100% replacement cost basis without coinsurance clause, and for such periods as Bank shall require. On Bank's request, Borrower, at Borrower's expense, shall have an independent appraiser satisfactory to Bank determine the current replacement cost of the Property. All insurance policies and renewals thereof shall be in form and substance acceptable to Bank and shall include a loss payable endorsement in favor of and in form and substance acceptable to Bank and a provision that coverage will not be canceled, altered or diminished without a minimum of 30 days' prior written notice to Bank. Bank shall have the right to hold the policies, and Borrower promptly shall furnish to Bank all renewal notices.

          6.2 Payment; Reserves. All premiums on insurance policies shall be paid by Borrower making payment, when due, directly to the carrier, or in such other manner as Bank may designate in writing. Prior to the expiration date of any policy, Borrower shall deliver to Bank a renewal policy in form and substance satisfactory to Bank and receipts for paid premiums. At Bank's option, Bank may require Borrower to maintain with Bank reserves for payment of insurance premiums. The reserves shall be created and held in the same manner as provided in Section 5.3 for reserves for payment of taxes and assessments.

          6.3 Loss. In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to the Bank. Bank may give written notice to the insurance carrier if Borrower fails to do so within 20 days of the casualty. Borrower hereby authorizes and empowers Bank as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Bank's expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this Section 6 shall require Bank to incur any expense or take any action hereunder.

          6.4 Application of Proceeds. Borrower authorizes Bank, at Bank's option, (a) to apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due, or (b) after deducting Bank's costs and expenses described above, to hold the balance of such proceeds to be disbursed to Borrower for the cost of reconstruction or repair of the Property. As


Page 4 - Commercial Deed of Trust
long as Borrower is not in default or in violation of any condition or covenant under the Loan Documents, Borrower may elect to use the insurance proceeds to reconstruct or repair the Property as long as the reconstruction or repair of the Property can be completed in a reasonable time using only insurance proceeds and additional funds from Borrower. Prior to commencement of the reconstruction or repair, Borrower shall provide evidence of sufficient funds to complete such reconstruction or repair. If the insurance proceeds are held by Bank to disburse to Borrower for the cost of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition or such other condition as Bank may approve in writing. Bank may require that Borrower deposit with Bank any amount in excess of the insurance proceeds necessary to complete restoration, which amounts shall be disbursed prior to disbursement of any insurance proceeds. Unless Bank and Borrower agree in writing otherwise or applicable law requires that Bank pay Borrower interest on the proceeds, Bank shall not be required to pay Borrower any interest on the proceeds or any other sum which Bank may require Borrower to deposit with Bank pursuant to this Section. Bank, at Bank's option, may condition disbursement of those proceeds on Bank's approval of plans and specifications for the restoration and repair to be prepared by an architect satisfactory to Bank, contractors cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Bank may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Trust Deed, any such application of proceeds to principal shall be applied to the most remote unpaid installment of principal and shall not extend or postpone the due dates of any payments required under Section 2 or change the amounts of any such payments. If the Property is sold to Bank pursuant to Section 22 of this Trust Deed or if Bank otherwise acquires title to the Property, then in addition to the lien and security interests otherwise granted to Bank under this Trust Deed, Bank shall have all of the right, title and interest in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

     7. PRESERVATION AND MAINTENANCE OF PROPERTY: ENVIRONMENTAL LAWS; INDEMNIFICATION.

          7.1 Preservation and Maintenance. Borrower:

               (a) shall not commit waste or permit impairment or deterioration of the Property;

               (b) shall not abandon the Property;

               (c) unless Bank directs Borrower in writing to the contrary, shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Bank may approve in writing, in the event of any damage, injury or loss to the Property, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair;

               (d) shall keep the Property, including without limitation improvements, fixtures, equipment, machinery and appliances on the Property in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair ordinary wear and tear excepted, and all of such replacements shall be and are subject to the lien of this Trust Deed;

               (e) shall operate and maintain the Property in compliance with all applicable laws and regulations and in a manner to ensure maximum rentals; and

               (f) shall give notice in writing to Bank of and, unless otherwise directed in writing by Bank, appear in and defend any action or proceeding purporting to affect the Property (including, without limitation, matters pertaining to land use, zoning and Environmental Laws and Hazardous Substances and Disabilities Laws as defined below), the security of this Trust Deed or the rights or powers of Bank. "Disabilities Laws" shall mean all applicable


Page 5 - Commercial Deed of Trust
federal, state and local laws and regulations related to usability of and accessibility to the Property by people with disabilities. The term "Disabilities Laws" includes, but is not limited to, the Fair Housing Amendments Act of 1988 and the Americans with Disabilities Act of 1990 and all regulations adopted thereunder. Neither Borrower nor any tenant nor other person, without the written approval of Bank, shall remove, demolish or alter any improvement now existing or in the future erected on the Property or any fixtures, equipment, machinery or appliance in or on the Property and in which Bank has any interest by virtue of this Trust Deed, any security agreement, or any other Loan Document, except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind, which shall thereupon become subject to the lien of this Trust Deed.

          7.2 Environmental Laws. In this Trust Deed, "Environmental Laws" means any and all state, federal and local statutes, regulations, and ordinances relating to the protection of human health or the environment. "Hazardous Substances" is used in its very broadest sense and refers to materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. "Hazardous Substances" shall include, without limitation, petroleum products or crude oil or any fraction thereof and any and all hazardous or toxic substances, materials or waste as defined by or listed under the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act, or any other of the Environmental Laws. Borrower shall cause the Property and all operations on the Property to comply with all Environmental Laws and orders of any governmental authorities having jurisdiction under any Environmental Laws. Borrower shall exercise extreme care in handling Hazardous Substances and shall undertake any and all preventive, investigatory or remedial action (including without limitation emergency response, removal, containment and other remedial action) (a) required by any applicable Environmental Laws or orders by any governmental authority having jurisdiction under Environmental Laws, or (b) necessary to prevent or minimize property damage (including, without limitation, damage to Borrower's own property), personal injury or damage to the environment, or the threat of any such damage or injury, by releases of or exposure to Hazardous Substances in connection with the Property or operations on the Property. In the event Borrower fails to perform any of its obligations under this Section, Bank may perform (but shall not be required to perform) such obligations at Borrower's expense pursuant to Section 9 of this Trust Deed. In performing any such obligations of Borrower, Bank shall at all times be deemed to be the agent of Borrower and shall not by reason of such performance be deemed to be assuming any responsibility of Borrower under any Environmental Law or to any third party.

          7.3 Further Assurances. At any time Bank reasonably requests, Borrower shall provide to Bank further assurance of Borrowers compliance with this
Section 7. The assurances shall be in form and substance satisfactory to Bank and may include, but not be limited to, Borrower providing to Bank an environmental audit from a source acceptable to Bank at Borrowers expense.

          7.4 Indemnification. Borrower agrees to indemnify and hold harmless Bank and its officers, directors, employees and agents, and Bank's successors and assigns and their officers, directors, employees and agents against any and all claims, demands, losses, liabilities, costs and expenses (including, without limitation, attorney fees at trial and on any appeal or petition for review and in any bankruptcy proceeding) incurred by such person (a) arising out of or relating to any investigatory or remedial action involving the Property and the operations conducted on the Property and required by Environmental Laws or Disabilities Laws or by orders of any governmental authority having jurisdiction under any Environmental Laws or under Disabilities Laws, or (b) on account of injury to any person whatsoever or damage to any property arising out of, in connection with or in any way relating to (i) the violation of any applicable laws or regulations, including, but not limited to, Disabilities Laws and Environmental Laws, (ii) the use, treatment, storage, generation, manufacture, transport, release, spill, disposal or other handling of Hazardous Substances on the Property or in connection with operations, or (iii) the contamination of any of the Property by Hazardous Substances by any means whatsoever, and (c)


Page 6 - Commercial Deed of Trust
without in any way limiting the foregoing for any other reason, or on account of, or in connection with the Property or this Trust Deed, provided that Borrower shall not be required to indemnify Bank for its willful misconduct or gross negligence.

          7.5 Survival. The covenants contained in this Section 7 shall survive the repayment of the Indebtedness and the delivery of a deed in lieu of foreclosure to Bank or any successor of Bank and shall survive any foreclosure, whether judicial or nonjudicial, of the Property by Bank or any successor of Bank, and shall be for the benefit of Bank, and any successor to Bank, as holder of any security interest in the Property or the Indebtedness, or as owner of the Property or any other property of Borrower following foreclosure or the delivery of a deed in lieu of foreclosure.

     8. USE OF PROPERTY. Unless required by applicable law or unless Bank has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Trust Deed was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification or comprehensive plan governing the Property without Bank's prior written consent. Borrower warrants that this Trust Deed is and will at all times constitute a commercial deed of trust and not a residential deed of trust, as defined under applicable law. The proceeds of the loan will be used solely for business purposes.

     9. PROTECTION OF BANK'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Trust Deed, or if any action or proceeding is commenced which affects the Property or title to the Property or the interest of Bank in the Property, including, but not limited to, eminent domain, insolvency, code enforcement, violation of any law concerning environmental protection and pollution control referred to in Section 7 above, or arrangements or proceedings involving a bankrupt or decedent, then Bank at Bank's option may make such appearances, disburse such sums and take such action as Bank deems necessary or advisable, in its sole discretion, to protect Bank's interest, including, but not limited to, (a) employment of attorneys or other advisors, (b) entry upon the Property to investigate and make repairs, (c) procurement of satisfactory insurance, and (d) payment of any tax or liens. Any amounts disbursed by Bank pursuant to this Section 9, with interest thereon, shall become additional Indebtedness of Borrower secured by this Trust Deed. Unless Borrower and Bank agree in writing to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the default rate stated in the Note or the Loan Documents, or if no default rate is stated in the Note or Loan Documents, then at the interest rate(s) stated in the Note. Borrower hereby covenants and agrees that Bank shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness secured by this Trust Deed. Nothing contained in this Section 9 shall require Bank to incur any expense or take any action.

The following warning is provided pursuant to Oregon law.

                                     WARNING

Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.


Page 7 - Commercial Deed of Trust

The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

     10. INSPECTION AND APPRAISALS. Bank may make or cause to be made reasonable entries upon the Property to inspect the Property, including, but not limited to, inspecting any buildings on the Property and inspection and/or environmental evaluation of the Property. Bank may also require appraisals acceptable to Bank, ordered by Bank from appraisers acceptable to Bank at Borrower expense, in order to comply with applicable state or federal laws or regulations or when Bank reasonably deems it necessary to protect Bank's interest in the Property. If, during the term of the Loan, Bank determines that the aggregate appraised value of the real property described in Exhibit A and any other real property securing the Loan (the "Real Property") (excluding any value attributable to furniture, fixtures, and equipment) determined based upon the most recent appraisal received by Bank and accepted by Bank indicates that the loan-to-value ratio is in excess of 79.3% until January 1, 2006, and 75% thereafter if the Maturity Date of the Note is extended, then Bank may require Borrower to prepay the outstanding principal balance of the Loan, or provide additional equity funds for the Loan in an amount sufficient so that the loan-to-value ratio upon such prepayment or equity contribution is less than or equal to 79.3% or 75%, as applicable, of the appraised value of the Real Property (excluding any value attributable to furniture, fixtures, and equipment). Any such prepayment shall be applied to the most remote unpaid installment(s) of principal. Any such equity funds shall be held in the Loan Fund described in the Loan Agreement and disbursed before any further Loan Funds are disbursed. Borrower shall pay any such prepayment or equity requirement within thirty (30) days after written notice from Bank to Borrower specifying the amount of any such prepayment or equity requirement.

     11. BOOKS AND RECORDS. Borrower shall keep and retain at all times at Borrower's address stated above, or at such other place that Bank may approve in writing, complete and accurate records of accounts and records adequate to reflect correctly the results of operations of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, leases and other instruments shall be subject to examination and inspection at any reasonable time by Bank. Borrower shall comply (and shall cause each Guarantor to comply) with all provisions in the Loan Agreement and other Loan Documents with regard to furnishing to Bank financial information. If there are no provisions in the Loan Agreement or other Loan Documents, then, upon Bank's request, but at least annually, Borrower shall furnish to Bank (and shall cause each guarantor to furnish to Bank) current signed financial statements, tax returns complete with all schedules, including K-1 statements for any partnership or S-Corporation in which Borrower (or, if applicable, Guarantor) has an interest, and a statement of changes in financial position. Borrower shall also provide to Bank a statement of income and expenses of the Property. All financial statements shall be in reasonable detail and certified by Borrower (or, if applicable, by Guarantor) to be complete and correct. If Bank shall request, all financial statements shall be certified by an independent certified public accountant. Borrower shall also furnish, together with the foregoing financial statements, and at any other time at Bank's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid.

     12. CONDEMNATION. Borrower shall promptly notify Bank of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part of the Property, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Bank in writing. Borrower authorizes Bank, at Bank's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Bank's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with any such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part of the Property, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Bank.


Page 8 - Commercial Deed of Trust

          Borrower authorizes Bank to apply such awards, payments, proceeds or damages, after the deduction of Bank's expenses incurred in the collection of such amounts, at Bank's option, to restoration or repair of the Property or to payment of the Indebtedness, whether or not then due, with the balance, if any, to Borrower. Unless Borrower and Bank otherwise agree in writing, any application of proceeds to principal shall be applied to the most remote unpaid installment of principal and shall not extend or postpone the due date of any payments required under this Trust Deed or change the amount of any such payments. Borrower agrees to execute such further evidence or assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Bank may require.

     13. BORROWER AND LIEN NOT RELEASED. From time to time, at Bank's option, upon notice to Borrower but without any need to give notice to or obtain the consent of Borrower's successors or assigns or of any junior lienholder or guarantor and without any liability on Bank's part and notwithstanding Borrower's breach of any covenant or agreement in the Loan Documents (including, but not limited to, this Trust Deed), Bank may do any or all of the following:

          (a) Extend the time for payment of the Indebtedness or any part of it;
          (b)   Reduce the payments on the Indebtedness;
          (c)   Release anyone liable on any part of the Indebtedness;
          (d)   Accept renewal note or notes for the Indebtedness;
          (e) Release from the lien of this Trust Deed any part of the Property;
          (f)   Release other or additional security;
          (g)   Reconvey any part of the Property;
          (h)   Consent to any map or plat of the Property;
          (i)   Consent to any easement;
          (j)   Execute any subordination agreement.

          Any action taken by Bank pursuant to the terms of this Section or any modification of the rate of interest upward or downward, or modification of the period of amortization of the Note or change in the amount of the monthly installments payable under the Note or other Loan Documents, or any combination thereof, which may extend or reduce the term of the Note or this Trust Deed or both, shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Trust Deed and to observe the covenants of Borrower contained in this Trust Deed, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness secured by this Trust Deed, and shall not affect the lien or priority of lien of this Trust Deed on the Property. Unless otherwise provided by law, the priority of this Trust Deed shall not be affected by any change in terms whether or not it adversely affects subordinate or prior interest holders. Borrower shall pay Bank a service charge, together with such title insurance premiums and attorney fees as may be incurred at Bank's option for any such action if taken at Borrower's request.

     14. FORBEARANCE BY BANK OR RECEIPT OF AWARDS NOT A WAIVER. Any forbearance by Bank in exercising any right or remedy under this Trust Deed, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Bank of payment of any sum secured by this Trust Deed after the due date of such payment shall not be a waiver of Bank's right to either require prompt payment when due of all other sums so secured or to declare a default or failure to make prompt payment, nor shall Bank's receipt of any awards, proceeds or damages under this Trust Deed operate to cure or waive any default in payment of sums secured by this Trust Deed.

     15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Trust Deed is intended to be a security agreement pursuant to the Uniform Commercial Code of Oregon for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code of Oregon, and Borrower hereby grants Bank a security interest in said items. Borrower agrees that Bank may file this Trust Deed, or a reproduction of it, in the real estate records, office of the Oregon Secretary of State, or other appropriate filing index, as a financing statement for any of the items specified


Page 9 - Commercial Deed of Trust
above as part of the Property. Any reproduction of this Trust Deed or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Bank, upon Bank's request, any financing statements, as well as extensions, renewals and amendments of them, and reproductions of this Trust Deed in such form as Bank may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases of them, and shall pay all costs and expenses of any record searches for financing statements Bank may require. Borrower shall notify Bank in writing prior to changing Borrower's name or moving Borrower's chief executive office or any of the Property secured by this Trust Deed. Without the prior written consent of Bank, Borrower shall not create or suffer to be created any other security interest in those items, including, without limitation, replacements, substitutions and additions to them. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Trust Deed, including, but not limited to, the covenants to pay when due all sums secured by this Trust Deed, Bank shall have the remedies of a secured party under the Uniform Commercial Code of Oregon and, at Bank's option, may also invoke the remedies provided in this Trust Deed as to such items. In exercising any of said remedies, Bank may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, whether by nonjudicial sale or otherwise, without in any way affecting the availability of Bank's remedies under the Uniform Commercial Code of Oregon or of the other remedies provided in this Trust Deed.

     16. LEASES OF THE PROPERTY. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower shall furnish Bank with executed copies of all leases now existing or in the future made of all or any part of the Property, and all leases now or in the future entered into will be in form and substance subject to the prior written approval of Bank. All leases of the Property shall specifically provide that such leases are subordinate to this Trust Deed; that the tenant attorns to Bank, such attornment to be effective upon Bank's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Bank may from time to time request; that the attornment of tenant shall not be terminated by foreclosure; that the tenant agrees to execute such estoppel certificates in form and substance satisfactory to Bank; and that Bank, at Bank's option, may accept or reject such attornments. Without Bank's written consent, Borrower shall not request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Trust Deed. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of setoff against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a setoff against rent, (ii) notify Bank thereof and of the amount of said setoffs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to setoff or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without setoff or deduction.

     17. ASSIGNMENT OF RENTS. As additional security under this Trust Deed, Borrower hereby assigns to Bank the leases, rents or agreements concerning the Property arising in the future, provided that unless there is an event of default under the Loan Documents, Borrower shall have the right to collect and retain such rents as they become due and payable. Upon Bank's request, Borrower shall execute any additional documents requested by Bank to assign to Bank any leases and all security and other deposits concerning Property. This assignment is not a delegation or assignment to Bank of Borrower's duties or obligations under or in connection with the Property. Bank's acceptance of this assignment does not constitute a promise by it nor does it in any way obligate it to perform any of Borrower's duties or obligations under or in connection with the leases, rents or agreements. Borrower hereby agrees to indemnify Bank against and hold it harmless from any and all liability, loss or damage which it may or might incur under the leases, rents or agreements or under or by reason of this assignment and of and from any and all claims and demands whatsoever which may be asserted against it by any reason of any alleged obligation or undertaking on Bank's or Borrower's part to perform or discharge any of the terms of the leases, rents or agreements.


Page 10 - Commercial Deed of Trust

     18. FUTURE ADVANCES. Upon request of Borrower, Bank, at Bank's option so long as this Trust Deed secures Indebtedness held by Bank, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Trust Deed if the loan documentation related to the Future Advance provides that the Future Advance is to be secured by this Trust Deed.

     19. PROHIBITION OF TRANSFER OF PROPERTY OR BENEFICIAL INTERESTS IN BORROWER; ASSUMPTION. Except as provided in Section 5.2(b) of the Loan Agreement, without prior written consent of Bank, Borrower shall not transfer or agree to transfer all or any part of Property or any interest in the Property. For the purpose of this section, the occurrence of any of the following events, without limitation, or any agreement to do any of the following, without limitation, shall be deemed to be a transfer of the Property:

          (a) Any sale, contract to sell, conveyance, assignment or other transfer of, or grant of a mortgage, deed of trust, other lien, or other security interest in, all or any part of the legal or equitable title to Property;

          If any of the events described above occur, Bank, at Bank's option, may declare all of the sums secured by this Trust Deed to be immediately due and payable, and may invoke any of the remedies permitted by this Trust Deed. If Borrower or a prospective transferee applies to Bank for consent to transfer, Bank may require such information as may be reasonably necessary for Bank to assess the prospective transferee's prior business experience, reputation and financial ability to perform Borrower's obligations under this Trust Deed. As a condition of its consent to any transfer, Bank in its discretion may impose an assumption fee, and may increase the interest rate on the Note or under the other Loan Documents. However, notwithstanding any of the foregoing, Bank, in its sole discretion, may withhold its consent to any transfer for any reason whether or not withholding consent is reasonable under the circumstances. Any consent, if granted, shall not release Borrower or any successor in interest from personal liability for payment and performance of the Indebtedness, or for performance of this Trust Deed, the Note or other Loan Documents.

     20. LOAN AGREEMENT PROVISIONS. Borrower agrees to comply with the covenants and conditions of the Loan Agreement, if any, and all other Loan Documents executed in connection with the Indebtedness secured by this Trust Deed. If the terms of this Trust Deed are inconsistent with the terms of the Loan Agreement, if any, the terms of the Loan Agreement will control.

     21. DEFAULT. The following shall constitute events of default:

          (a) Failure of Borrower to pay within 5 days after it is due any portion of the Indebtedness.

          (b) Failure of Borrower within the time required by this Trust Deed to make any payment for taxes, insurance or any other payment necessary to prevent filing of or discharge of any lien.

          (c) Transfer or agreement to transfer any part or interest in the Property in any manner whatsoever, including, but not limited to, allowing any lien inferior to this Trust Deed on the Property, or transfer of any other interest of Borrower as described in Section 19, except for leases entered into by Borrower subject to Bank's approval as set forth in Section 16 of this Trust Deed.

          (d) Dissolution, death, termination of existence, insolvency or business failure of Borrower; the commencement by Borrower of a voluntary case under the federal bankruptcy laws or under any other federal or state law relating to insolvency or debtor's relief; the filing of an involuntary petition against Borrower under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtor's relief which Borrower has not caused to be dismissed within 60 days after such filing; the appointment or the consent by


Page 11 - Commercial Deed of Trust

Borrower to the appointment of a receiver, trustee, or custodian of Borrower or of any of Borrower's property which Borrower has not caused to be withdrawn within 60 days after such appointment; an assignment for the benefit of creditors by Borrower; the making or suffering by Borrower of a fraudulent transfer under applicable federal or state law; concealment by Borrower of any of its property in fraud of creditors; the imposition of a lien through legal proceedings or distraint upon any of the property of Borrower or Borrowers failure generally to pay its debts as such debts become due. The Events of Default in this paragraph shall apply and refer to Borrower, any guarantor of the Indebtedness, and to each of the individuals or entities which are collectively referred to as "Borrower."

          (e) Failure of Borrower to make any payment or perform any obligation under any superior liens or encumbrances, within the time required under those liens or encumbrances, or commencement of any suit or other action to foreclose any superior or inferior liens or encumbrances.

          (f) Breach or default under the Loan Agreement or any other Loan Documents, which is not cured within any applicable cure period.

          (g) Termination or revocation of any guaranty delivered to Bank in connection with the Indebtedness.

          (h) Failure of Borrower to pay when due any other obligation of Borrower to Bank for money borrowed by it in the principal amount of at least Three Hundred Thousand and 00/100 Dollars ($300,000.00), or if any default shall occur under any present or future agreement from Borrower to Bank involving the borrowing of money or the advance of credit in such amount to which Borrower may be a party.

          (i) Failure of Borrower to perform any obligations under this Trust Deed other than those described in the preceding paragraphs (a) through (h) of this Section, within ten (10) days after receipt of written notice from Bank specifying the nature of the default.

     No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months Bank already has sent a notice to Borrower concerning default in performance of the same obligation.

     22. RIGHTS AND REMEDIES ON DEFAULT.

          22.1 Remedies. Upon the occurrence of any event of default and at any time thereafter, Trustee or Bank may, upon prior written notice (which may be same-day notice), exercise any one or more of the following rights and remedies:

               (a) Bank may declare all sums secured by this Trust Deed immediately due and payable, including, without limitation, any prepayment premium which Borrower would be required to pay under the terms of the Note or Loan Agreement.

               (b) The Trustee shall have the right to foreclose by notice and sale, or Bank shall have the right to foreclose by judicial foreclosure, in either case in accordance with applicable law.

               (c) If this Trust Deed is foreclosed by judicial procedure, Bank will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for the amount of the unpaid balance of the judgment.

               (d) With respect to all or any part of the Property that constitutes personal property, Bank shall have all rights and remedies of a secured party under the Uniform Commercial Code of Oregon. Bank shall give Borrower reasonable prior written notice of the time and place of any public sale of such property, or of the time after which any private sale or


Page 12 - Commercial Deed of Trust
any other intended disposition is to be made, and Borrower agrees that five days' notice is reasonable notice.

               (e) Bank shall have the right to take possession of the Property and, with or without taking possession of the Property, collect all the rents and revenues of the Property in accordance with this Trust Deed and/or in any other assignment of rents.

               (f) Bank shall have the right to have a receiver appointed to take possession of any or all of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, to collect all the rents and revenues from the Property and apply the proceeds, over and above cost of the receivership, against the sums due under this Trust Deed. The receiver may serve without bond if permitted by applicable law. Bank's right to the appointment of a receiver shall exist whether or not apparent value of the Property exceeds the sums due under this Trust Deed by a substantial amount. Employment by Bank shall not disqualify a person from serving as a receiver.

               (g) In the event Borrower remains in possession of the Property after the Property is sold as provided above or Bank otherwise becomes entitled to possession of the Property upon default of Borrower, Borrower shall become a tenant at will of Bank or the purchaser of the Property and shall pay a reasonable rental for use of the Property while in Borrower's possession.

               (h) Bank may apply or set off any and all deposits or other sums at any time credited by or due from Bank to Borrower without notice and whether or not other property is considered by Bank to be adequate.

               (i) Trustee and Bank shall have any other right or remedy provided in this Trust Deed, the Note, the Loan Agreement, or any other Loan Document, or available at law, in equity or otherwise.

          22.2 Rights of Receiver or Bank-in-Possession. Upon taking possession of all or any part of the Property, the receiver or Bank may:

               (a) Use, operate, manage, control and conduct business on the Property and make expenditures for all maintenance and improvements as in its judgment are proper;

               (b) Collect the income from the Property, including any past due, and apply such sums to the expenses of use, operation and management, including, but not limited to, receiver's fees, premiums on receiver's bonds, and reasonable attorney fees and to the sums secured by this Trust Deed in any order as Bank shall determine in Bank's sole discretion;

               (c) At Bank's option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors and make any changes in plans or specifications as Bank deems appropriate.

               Bank or the receiver shall be liable to account only for those rents actually received. If the revenues produced by the Property are insufficient to pay expenses, the receiver may borrow from Bank (if Bank, in its sole discretion, agrees to lend) or otherwise, or Bank may borrow or advance, such sums as the receiver or Bank may deem necessary for purposes stated in this paragraph. The amounts borrowed or advanced shall bear interest from the date of expenditure until repaid at the same interest rate as provided in Section 9 of this Trust Deed. Such sums shall become a part of the Indebtedness secured by this Trust Deed and shall be payable by Borrower on demand.

          22.3 Waiver of Marshaling; Sale of the Property. Notwithstanding the existence of any other mortgage, deed of trust, other lien or other security interests in the Property held by Bank or by any other party, Bank shall have the right to determine the order in which any or all of the Property, real or personal or mixed, shall be subjected to the remedies provided in this


Page 13 - Commercial Deed of Trust

Trust Deed. Bank shall have the right to determine the order in which any or all portions of the Indebtedness secured by this Trust Deed are satisfied from the proceeds realized upon the exercise of the remedies provided in this Trust Deed. In exercising its rights and remedies, Bank, at Bank's sole discretion, may cause all or any part of the Property to be sold as a whole or in parcels, and certain portions of the Property may be sold without selling other portions. Bank may bid at any public sale on all or any portion of the Property. Borrower, any party who consents to this Trust Deed and any party who now or in the future acquires a security interest in the Property and who has actual or constructive notice of this Trust Deed hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided in this Trust Deed.

          22.4 Notice of Sale. Bank shall give Borrower reasonable notice of the time and place of any public sale of any personal property or of the time after which any private sale or other intended disposition of the personal property is to be made. Reasonable notice shall mean notice given in accordance with applicable law, and may include, without limitation, only notice required for the nonjudicial sale of the real property.

          22.5 Waiver; Election of Remedies; Remedies Cumulative. A waiver by either party of a breach of a provision of this Trust Deed shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. Election by Bank to pursue any remedy shall not exclude pursuit of any other remedy, and all remedies of Bank under this Trust Deed are distinct and cumulative and not exclusive to all other rights or remedies under this Trust Deed or Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively in any order whatsoever. An election to make expenditures or take action to perform an obligation of Borrower shall not affect Bank's right to declare a default and exercise its remedies under this Trust Deed.

     23. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreement contained in this Trust Deed shall bind, and the rights under this Trust Deed shall inure to, the respective successors and assigns of Bank and Borrower. However, nothing in this Trust Deed or other Loan Documents shall be deemed to permit Borrower to enter into any assignments or transfers except as specifically permitted pursuant to the preceding provisions of this Trust Deed. This Trust Deed and the Indebtedness secured hereby may be assigned in whole or in part or participated in whole or in part to any person by Bank and without notice to or affecting Borrower's liability hereunder, and Bank, in connection with such assignment, participation, or similar arrangement, may make all credit and financial data furnished and to be furnished by Borrower available to such existing or prospective assignee, participant or person. If Bank assigns to any assignees, participants or other persons all of Bank's interest in this Trust Deed and the Indebtedness secured hereby, then Bank shall be and is released from any obligations under this Trust Deed and other Loan Documents. All covenants and agreements of Borrower shall be joint and several. In exercising any rights under this Trust Deed or taking any actions provided for in this Trust Deed, Bank may act through its employees, agents or independent contractors as authorized by Bank. The captions and headings of the sections of this Trust Deed are for convenience only and are not to be used to interpret or define the provisions of this Trust Deed.

     24. NOTICE. Except as specified to the contrary in the Loan Documents and except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Trust Deed or in the Loan Documents shall be given by mailing such notice by certified mail, return receipt requested, addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Bank as provided in this Trust Deed, and (b) any notice to Bank shall be given by certified mail, return receipt requested, to Bank's address stated in this Trust Deed or to such other address as Bank may designate by notice to Borrower as provided in this Trust Deed. Any notice provided for in this Trust Deed or in the Note or other Loan Documents shall be deemed to have been given to Borrower or Bank on the date mailed when given in the manner designated in this Trust Deed.


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
     25. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Trust Deed or to any action brought to enforce the Note, the other Loan Documents or any other obligation secured by this Trust Deed.

     26. RECONVEYANCE. Upon payment of the Indebtedness secured by this Trust Deed, Bank shall request Trustee to reconvey the Property and shall surrender this Trust Deed and all notes evidencing Indebtedness secured by this Trust Deed to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled to the Property. Such person or persons shall pay Trustee's fee and other costs incurred in so reconveying the Property.

     27. SUBSTITUTE TRUSTEE. In accordance with applicable law, Bank may from time to time appoint a successor trustee to any Trustee appointed under this Trust Deed. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee in this Trust Deed and by applicable law.

     28. IMPOSITION OF TAX BY STATE. If any state tax to which this Section applies is enacted subsequent to the date of this Trust Deed, this shall have the same effect as a default, and Bank may exercise any or all of the remedies available to it in the event of a default unless the following conditions are met:

          (a) Borrower may lawfully pay the tax or charge imposed by the state tax without causing any resulting economic disadvantage or increase of tax to Bank, and

          (b) Borrower pays or provides Bank immediately available funds to pay the tax or charge within thirty (30) days after notice from Bank that the tax law has been enacted.

          The following constitute state taxes to which this Section applies:

          (i) a specific tax upon trust deeds or upon all or any part of the indebtedness secured by a trust deed;

          (ii) a specific tax on a grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a trust deed;

          (iii) a tax on a trust deed chargeable against the beneficiary or the holder of the note secured;

          (iv) a specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a grantor.

     29. FEDERAL TAX REGULATIONS.

          29.1 Report of Real Estate Transaction. Borrower has made or provided for making, or will make or provide for making, on a timely basis, any reports or returns required under Section 6045(e) of the Internal Revenue Code of 1986 as amended (the "Internal Revenue Code") (and any similar reports or returns required by state or local law) relating to the Property, notwithstanding the fact that the primary reporting responsibility may fall on Bank, counsel for Bank, or other party. Borrower's obligations under this paragraph will be deemed to be satisfied if proper and timely reports and returns required under this paragraph are filed by a title company or real estate broker involved in the real estate transaction relating to the Property, but nothing contained herein shall be construed to require such returns or reports to be filed by Bank or counsel for Bank.

          29.2 Nonforeign Certification. Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Bank that the withholding of tax will not be required in the event


Page 15 - Commercial Deed of Trust
of the disposition of the Property or improvements pursuant to the terms of this Trust Deed, Borrower hereby certifies, under penalty of perjury, that:

               (a) Borrower is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder; and

               (b) Borrower's U. S. employer identification number is 93-0836824; and

               (c) Borrower's principal place of business is 11802 SE Stark, Portland, OR 97216.

Bank may disclose the contents of this certification to the Internal Revenue Service. Borrower acknowledges that any false statement could be punished by fine, imprisonment or both. Borrower covenants and agrees to execute such further certificates, which shall be signed under penalty of perjury, as Bank shall reasonably require. The covenant set forth herein shall survive the foreclosure of the lien of this Trust Deed or acceptance of a deed in lieu thereof.

     30. ATTORNEYS' FEES. In the event suit or action is instituted to enforce or interpret any of the terms of this Trust Deed, including, but not limited to, any action or participation by Borrower or Bank in, or in connection with, a case or proceeding under the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, including, without limitation, attorney fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including, but not limited to, the costs of searching records, obtaining title reports or appraisals, surveyor reports, title insurance, trustee fees, and attorneys' fees, incurred by Bank that are necessary or advisable at any time in Bank's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until paid at the default interest rate provided in the Note or other Loan Documents or if the Note or other Loan Documents contain no default rate, then at the interest rate(s) provided for in the Note.

     31. GOVERNING LAW; SEVERABILITY. This Trust Deed shall be governed by the law of the State of Oregon. In the event that any provision or clause of this Trust Deed, or the Note, or Loan Agreement or other Loan Documents conflicts with applicable law, such conflict shall not affect other provisions of this Trust Deed, the Note, the Loan Agreement or other Loan Documents which can be given effect without the conflicting provision, and to this end, the provisions of this Trust Deed, the Note, the Loan Agreement and other Loan Documents are declared to be severable.

     32. TIME OF ESSENCE. Time is of the essence in the payment and performance of the obligations under and secured by this Trust Deed and the other Loan Documents.

     33. CHANGES IN WRITING. Any term of this Trust Deed and any addendum to the Trust Deed may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or Bank relating to this Trust Deed shall be superior to the rights of the holder of any intervening lien or encumbrance.


Page 16 - Commercial Deed of Trust

     IN WITNESS WHEREOF, Borrower has executed this Trust Deed or has caused it to be executed by its duly authorized representative(s).

BORROWER:

ELMER'S RESTAURANTS, INC., an Oregon corporation


By: HERMAN GOLDBERG
    -----------------------------------
    Herman Goldberg
Its:  President


STATE OF ____________________)
                             )ss:
County of ___________________)

     The foregoing instrument was acknowledged before me this day of December, 199 by Herman Goldberg, the President of Elmer's Restaurants, Inc., an Oregon corporation, on behalf of the corporation.



                                       ----------------------------------------
                                       Notary Public for the State of
                                       My Commission expires:


Page 17 - Commercial Deed of Trust

                            REQUEST FOR RECONVEYANCE

To Trustee:

     The undersigned is the holder of the Note or Notes secured by this Trust Deed. Said Note or Notes, together with all other Indebtedness secured by this Trust Deed, have been paid in full. You are hereby directed to cancel said Note or Notes and this Trust Deed, which are delivered hereby, and to reconvey, without warranty, all the estate now held by you under this Trust Deed to the person or persons legally entitled to that estate.

Date:
      -----------------------          -----------------------------------------



                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------


Page 18 - Commercial Deed of Trust